UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series
Global SmallCap Portfolio
High Income Portfolio
Mid Cap Value Opportunities Portfolio
U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, Managed Account
Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2009

Date of reporting period: 04/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Managed Account Series

ANNUAL REPORT | APRIL 30, 2009

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some early signs of recovery. The majority of the past year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Econo-

mic data were uniformly poor and daily headlines recounted the downfalls of storied financial firms, volatile swings in global financial markets, and mon-

umental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the Treasury and Federal Reserve

Board, as well as signs of improved economic performance, such as in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented levels of volatility, posting steep declines early, and then pared some of those losses in March and April. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion remained a dominant theme overall, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a modest recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which generally outperformed in the first four months of 2009 after extraordi-

nary challenges and severe underperformance last year. At the same time, the new year ushered in a return to normalcy for the tax-exempt market,

which had registered one of its worst years on record in 2008.

All told, the major benchmark indexes posted mixed results for the current reporting period, reflective of a bifurcated market.
Total Returns as of April 30, 2009	6-month	12-month
US equities (S&P 500 Index)	(8.53)%	(35.31)%
Small cap US equities (Russell 2000 Index)	(8.40)	(30.74)
International equities (MSCI Europe, Australasia, Far East Index)	(2.64)	(42.76)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.98	9.30
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	7.74	3.84
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	8.20	3.11
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	16.39	(12.55)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to

Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2009 U.S. Mortgage Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Portfolio results lagged that of the benchmark Barclays Capital
Mortgage-Backed Securities (MBS) Index for the 12-month period.

What factors influenced performance?
•Out-of-index exposure to non-agency mortgages was the primary detrac-
tor from Portfolio performance over the annual reporting period, as the sector was hit extremely hard amid the massive deleveraging wave, par-
ticularly in October and November of 2008.

•By contrast, active management of the Portfolio’s duration and yield curve positioning had a positive effect on performance for the 12 months. A long duration positioning during the latter part of 2008 pro-
vided the biggest boost to relative returns. The Portfolio’s agency mort-
gage holdings also aided results, as the sector has performed extremely well following the creation of the Federal Reserve’s mortgage purchase program in late November.

Describe recent Portfolio activity.
•During the 12 months, we maintained our focus on agency mortgages, which made up the majority of the Portfolio. However, we did shift some of our assets from 30-year pass-through securities into 15-year pass-
throughs in an attempt to protect the Portfolio from the risk of increased prepayments. Elsewhere in the Portfolio, we reduced exposure to both commercial mortgage-backed securities (CMBS) and non-agency mort-
gages throughout the period, reflecting our movement away from riskier non-government assets into agency mortgages, which possess strong government support.

Describe Portfolio positioning at period end.
•At period end, the Portfolio is positioned with a neutral duration relative to the benchmark, with a continued emphasis on agency mortgage-
backed securities. We believe the considerable amount of government support for agency mortgages should allow the sector to continue to benefit and trade at strong levels. In addition, we continue to hold some exposure to CMBS and non-agency mortgages, albeit at reduced levels.
Both sectors have gained on the news surrounding the expansion of the
Term Asset-Backed Securities Loan Facility and the proposed Public-
Private Investment Program. Once these programs actually begin pur-
chasing securities, it should continue to benefit non-government sectors, including CMBS and non-agency mortgages. We, therefore, maintain our allocations to the sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[3]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2008	April 30, 2009	During the Period	November 1, 2008	April 30, 2009	During the Period
U.S. Mortgage Portfolio
(including interest expense)[1]	$1,000	$1,073.10	$0.31	$1,000	$1,024.21	$0.30
U.S. Mortgage Portfolio
(excluding interest expense)[2]	$1,000	$1,073.10	$0.00	$1,000	$1,024.50	$0.00

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.06% multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
2 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
3 Hypothetical 5% semi-annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

4 MANAGED ACCOUNT SERIES APRIL 30, 2009

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 U.S. Mortgage Portfolio invests primarily in mortgage-related securities.
3 This unmanaged Index includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal
National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2009
			Average Annual Total Returns[5]
	Standardized	6-Month
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
U.S. Mortgage Portfolio	5.83%	7.31%	3.26%	4.41%
Barclays Capital Mortgage-Backed Securities Index	—	8.29	8.29	6.37

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.

Past performance is not indicative of future results.

Fund Profile as of April 30, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Portfolio Composition	Investments	Credit Quality Allocations[7]	Investments
U.S. Government Sponsored Agency		AAA/Aaa	9%
Mortgage-Backed Securities	87%	BBB/Baa	1
Non-U.S. Government Sponsored Agency		BB/Ba	1
Mortgage-Backed Securities	10	Not Rated	89
U.S. Government Sponsored Agency Mortgage-Backed		[7] Using the higher of Standard & Poor’s (S&P’s) or Moody’s Investors Service
Securities — Collateralized Mortgage Obligations	2	(Moody’s) ratings.
U.S. Treasury Obligations	1

MANAGED ACCOUNT SERIES APRIL 30, 2009 5

Fund Summary as of April 30, 2009 High Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•The Portfolio underperformed the Barclays Capital US Corporate High
Yield 2% Issuer Capped Index for the 12-month period.

What factors influenced performance?
•The Portfolio’s underweight in BB-rated paper and overweight in lower-
quality paper (CCC-rated) were detrimental to performance as the higher-rated, non-investment-grade credit classes outperformed their lower-rated counterparts. Underweights in consumer cyclical sectors, such as housing and retailers, and an overweight in metals also detracted from Portfolio returns. Also worth mentioning, the benchmark’s ability to participate in a heavy new-issue calendar in the first four months of 2009 magnified its overall outperformance of the average high yield mutual fund, including the Fund. For the 12 months, the
Lipper High Current Yield Funds category posted an average return of
(16.34)% versus the Barclays Capital US Corporate High Yield 2% Issuer
Capped Index, which posted a narrower loss of (12.55)%.

•On the positive side, overweights in the independent energy and wireless sectors and an underweight in non-captive, diversified aided Portfolio returns during the year. A small cash position also enhanced perform-
ance, as did exposure to investment-grade issues.

Describe recent Portfolio activity.
•Although we maintained a negative outlook on the economy throughout the 12 months, we adopted a more constructive view of the speculative-

grade market in the second half of the period, believing that high yield offered superb downside protection with the potential for strong, equity-
like returns. During the latter half of the period, the high yield new-issue calendar afforded opportunities to add exposure to higher-quality, spec-
ulative-grade companies with good cash flow streams in the cable and energy industries. We also significantly increased the Portfolio’s alloca-
tion to investment-grade debt, as we believe there are excellent relative value prospects among select corporate investment-grade issuers.

Describe Portfolio positioning at period end.
•At period end, the Portfolio held underweights in BB- and B-rated issues, while it was neutral in CCC-rated issues. On a sector basis, the Portfolio was overweight in independent energy, wireless and automotive, and was underweight in sectors such as non-captive diversified, healthcare and technology.

•Though we have seen defaults rise significantly and this trend is expected to accelerate, we contend that this risk is more than priced into the high yield market, and that the cheap valuations and huge yields offered by non-investment-grade paper provide a substantial degree of protection against downside risk. Going forward, weakening corporate earnings and high levels of leverage will spur a large degree of volatility, but we believe that there are still promising opportunities and companies with great relative value in the high yield space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2008	April 30, 2009	During the Period[1]	November 1, 2008	April 30, 2009	During the Period[1]
High Income Portfolio	$1,000	$1,108.40	$0.00	$1,000	$1,024.50	$0.00

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

6 MANAGED ACCOUNT SERIES APRIL 30, 2009

High Income Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-
backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
3 This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2009
			Average Annual Total Returns[5]
	Standardized	6-Month
	30-Day Yield	Total Returns	1 Year	Since Inception[6]
High Income Portfolio	13.33%	10.99%	(15.17)%	(0.08)%
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	16.39	(12.55)	0.07

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on July 29, 2005.
Past performance is not indicative of future results.

Fund Profile as of April 30, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Portfolio Composition	Investments	Credit Quality Allocations[7]	Investments
Corporate Bonds	91%	AAA/Aaa	2%
Floating Rate Loan Interests	6	A/A	1
Non-U.S. Government Sponsored Agency		BBB/Baa	9
Mortgage-Backed Securities	2	BB/Ba	34
Capital Trusts	1	B/B	37
		CCC/Caa	9
		CC/Ca	4
		D	1
		Not Rated	3
		Other[8]	—
		[7] Using the higher of S&P’s or Moody’s ratings.
		[8] Includes portfolio holdings in common and preferred stocks.

MANAGED ACCOUNT SERIES APRIL 30, 2009 7

Fund Summary as of April 30, 2009 Global SmallCap Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Amid a highly volatile backdrop for global equities, the Portfolio outper-
formed the MSCI World Index and the MSCI World SmallCap Index for
the 12-month period.

What factors influenced performance?
•Relative to the MSCI World SmallCap Index, an allocation to cash was substantially beneficial to the Portfolio’s performance throughout most of the period, as equity markets declined dramatically. The decision to increase the allocation to cash was a defensive measure, based on mar-
ket conditions. On a sector basis, security selection in information tech-
nology (IT) aided performance for the year, especially names in the software, services and communications industries. Additionally, during a period of crisis for financials, security selection within the sector added value to returns as the Portfolio’s holdings fared somewhat better through the difficult period.

•Detracting from performance during the 12 months was security selec-
tion in the healthcare and energy sectors. Underperformers in both areas were spread across a number of industries, although weakness was most notable in exploration & production and coal for the energy sector, and biotechnology and managed care for the healthcare sector.

Describe recent Portfolio activity.
•The Portfolio began the period with a sizable cash balance, which was further increased during the year, especially in the decline of the market during the late summer.

•The Portfolio’s overweight in energy was reduced to being roughly inline with the benchmark and, likewise, an equal weighting in materials was reduced to an underweight. Conversely, additions to IT brought that sec-
tor to an overweight, while additions to financials reduced the Portfolio’s sizable underweight.

•Geographically, a considerable overweight in Asia was reduced, while additions to North America reduced the Portfolio’s underweight.

Describe Portfolio positioning at period end.
•At period end, the Portfolio was overweight relative to the MSCI World
SmallCap Index in IT and cash, and roughly neutral in energy and healthcare. It was underweight in the remaining sectors. Regionally, underweights in the United States and Europe funded exposures to areas not represented in the benchmark, such as emerging markets and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Profile as of April 30, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocations	Investments
Cullen/Frost Bankers, Inc.	1%	United States	53%
PetroHawk Energy Corp.	1	United Kingdom	10
Zoran Corp.	1	Japan	7
Merit Medical Systems, Inc.	1	Germany	4
Ryanair Holdings Plc	1	France	4
j2 Global Communications, Inc.	1	Canada	3
Fidelity National Title Group, Inc. Class A	1	Denmark	2
Amlin Plc	1	Israel	2
Blackboard, Inc.	1	Italy	2
Scor SE	1	Other[1]	13
		[1] Other includes a 1% investment in each country as follows: Bermuda, Ireland,
		Hong Kong, India, Spain, Malaysia, Sweden, Australia, Cayman Islands, Norway,
		Indonesia, Switzerland and Philippines.
		For Portfolio compliance purposes, the Portfolio's industry classifications refer to
		any one or more of the industry sub-classifications used by one or more widely
		recognized market indexes or ratings group indexes, and/or as defined by Portfolio
		management. This definition may not apply for purposes of this report, which may
		combine industry sub-classifications for reporting ease.

8 MANAGED ACCOUNT SERIES APRIL 30, 2009

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 Global SmallCap Portfolio invests primarily in small cap companies including emerging growth companies.
3 This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
4 This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.
5 Commencement of operations.

Performance Summary for the Period Ended April 30, 2009
		Average Annual Total Returns[6]
	6-Month
	Total Returns	1 Year	Since Inception[7]
Global SmallCap Portfolio	0.98%	(31.22)%	(0.95)%
MSCI World Index	(5.44)	(39.33)	(5.75)
MSCI World SmallCap Index	1.20	(36.55)	(6.80)

6 See “About Fund Performance” on page 12.
7 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2008	April 30, 2009	During the Period[1]	November 1, 2008	April 30, 2009	During the Period[1]
Global SmallCap Portfolio	$1,000	$1,009.80	$0.00	$1,000	$1,024.80	$0.00

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES APRIL 30, 2009 9

Fund Summary as of April 30, 2009 Mid Cap Value Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•In a difficult and highly volatile market environment, the Portfolio outper-
formed the benchmark S&P MidCap 400 Index for the 12-month period.

What factors influenced performance?
•Strong stock selection in healthcare, primarily among pharmaceuticals and healthcare providers & services companies, was the primary driver of the Portfolio’s favorable return comparisons during the annual period.
Key individual contributors included King Pharmaceuticals, Inc. and
AmerisourceBergen Corp. Elsewhere in the sector, an overweight in healthcare technology and an underweight in the life sciences tools
& services subsector also added value.

•In information technology (IT), allocation and positive stock selection, primarily among communications equipment and internet software &
services companies, contributed to the Portfolio’s outperformance.
Communications equipment maker Tellabs, Inc. and CNET Networks, Inc., which was acquired by CBS in July at a significant premium, were among the most notable contributors to performance during the 12 months.

•Within the volatile financials sector, stock selection among thrift &
mortgage finance companies and an underweight in real estate invest-
ment trusts (REITs) aided results. However, these relative gains were overshadowed by negative stock selection in the insurance and REIT subsectors. Key individual detractors included insurer Conseco, Inc. and
Cousins Properties, Inc., an Atlanta-based office and retail REIT.

•Allocation and negative stock selection also hampered relative perform-
ance in consumer discretionary, where multiline retailers and household durables companies, including Saks, Inc. and homebuilder KB Home, were particularly weak.

Describe recent Portfolio activity.
•During the period, we increased allocations to healthcare and consumer staples. In the healthcare sector, we initiated positions in healthcare equipment & supplies. Within consumer staples, we established several positions in food products manufacturers.

•We decreased exposure to energy, financials and consumer discretionary.
In energy, we trimmed select holdings and eliminated positions in Rowan
Companies Inc. and Noble Energy Inc. as commodity prices peaked and valuations became less compelling. In financials, we significantly reduced exposure to REITs. In consumer discretionary, we eliminated positions in multiline retailers, including Saks, Inc., and we significantly reduced exposure to household durables names.

Describe Portfolio positioning at period end.
•Relative to the S&P MidCap 400 Index, the Portfolio ended the period with modest overweights in IT (particularly software and communications equipment) and utilities (primarily multi-utilities).

•Underweights at period-end included consumer discretionary (notably diversified consumer services, specialty retail and household durables), financials (primarily REITs and capital markets) and industrials (particu-
larly professional services and electrical equipment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2008	April 30, 2009	During the Period[1]	November 1, 2008	April 30, 2009	During the Period[1]
Mid Cap Value Opportunities Portfolio	$1,000	$1,008.90	$0.00	$1,000	$1,024.80	$0.00

1 Expenses are equal to the Portfolio’s annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

10 MANAGED ACCOUNT SERIES APRIL 30, 2009

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

1 Assuming transaction costs, if any, and other operating expenses, including advisory fees.
2 Mid Cap Value Opportunities Portfolio invests primarily in mid cap companies and follows an investing style that favors value investments.
3 This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.
4 Commencement of operations.

Performance Summary for the Period Ended April 30, 2009
		Average Annual Total Returns[5]
	6-Month
	Total Returns	1 Year	Since Inception[6]
Mid Cap Value Opportunities Portfolio	0.89%	(30.28)%	(4.24)%
S&P MidCap 400 Index	(0.18)	(31.84)	(5.30)

5 See “About Fund Performance” on page 12.
6 The Portfolio commenced operations on August 2, 2005.
Past performance is not indicative of future results.

Fund Profile as of April 30, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Representation	Investments
Tellabs, Inc.	3%	Information Technology	17%
Convergys Corp.	3	Financials	15
OGE Energy Corp.	2	Industrials	14
Novell, Inc.	2	Consumer Discretionary	12
SPDR Gold Trust	2	Health Care	11
Parker Hannifin Corp.	2	Utilities	8
Wisconsin Energy Corp.	2	Energy	7
Alliant Energy Corp.	2	Investment Companies	6
Harte-Hanks, Inc.	2	Consumer Staples	4
MidCap SPDR Trust Series I	2	Materials	4
		Telecommunication Services	1
		Banks	1
		For Portfolio compliance purposes, the Portfolio’s sector and industry classifications
		refer to any one or more of the sector and industry sub-classification used by one or
		more widely recognized market indexes or ratings group indexes, and/or as defined
		by Portfolio management. This definition may not apply for purposes of this report,
		which may combine sector and industry sub-classifications for reporting ease.

MANAGED ACCOUNT SERIES APRIL 30, 2009 11

About Fund Performance Managed Account Series

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of capital shares. Figures shown in the performance tables on pages 5 – 11 assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for U.S. Mortgage Portfolio and
High Income Portfolio and on the ex-dividend date for Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a)
expenses related to transactions, including sales charges and redemp-
tion fees; and (b) operating expenses including advisory fees, distribu-
tion fees including 12b-1 fees, and other Portfolio expenses. The expense example on pages 4 – 11 (which is based on a hypothetical investment of $1,000 invested on November 1, 2008 and held through April 30,
2009) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses.
In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of own-
ing different funds. If these transactional expenses were included, share-
holder expenses would have been higher.

The Benefits and Risks of Leveraging

U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through borrowings and the issuance of short-term securities. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments.
To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio invest-
ments, the Portfolio’s Common Shareholders will benefit from the incre-
mental yield.

The interest earned on securities purchased with the proceeds from leverage is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Portfolio’s Common Shares. However, in order to benefit Common
Shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to Common Shareholders will be lower than if the Portfolio had not used leverage.

To illustrate these concepts, assume a Portfolio’s Common Shares capi-
talization is $100 million and it issues debt securities for an additional
$30 million, creating a total value of $130 million available for invest-
ment in long-term securities. If prevailing short-term interest rates are
3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Portfolio pays interest expense on the
$30 million of debt securities based on the lower short-term interest rates.
At the same time, the Portfolio’s total portfolio of $130 million earns

12 MANAGED ACCOUNT SERIES

APRIL 30, 2009

The Benefits and Risks of Leveraging (concluded)

the income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common
Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securi-
ties purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and there-
fore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inoppor-
tune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses.
The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund Shareholders and may reduce investment returns.

Under the Investment Company Act of 1940, the Fund is permitted to borrow through the issuance of short-term debt securities up to
33 1 / 3 % of total managed assets. As of April 30, 2009, the Fund had outstanding leverage from reverse repurchase agreements of 10% of its total managed assets.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including swaps, futures and forward currency contracts, and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument.

A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a
Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments April 30, 2009 U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency	Par
Mortgage-Backed Securities	(000)	Value
Fannie Mae Guaranteed Pass Through Certificates:
4.00%, 5/01/24 (a)	$ 5,200	$ 5,268,250
4.50%, 5/15/39 (a)	5,400	5,494,500
5.00%,5/15/24 – 5/15/39 (a)(b)(c)	44,721	46,120,236
5.50%, 5/01/34 – 5/15/39 (a)	19,051	19,785,915
6.00%, 2/01/34 – 12/01/37	12,572	13,174,972
6.50%, 9/01/37 – 6/15/39 (a)	3,133	3,313,728
Freddie Mac Mortgage Participation Certificates:
4.50%, 3/01/29 (a)	3,823	3,904,813
5.00%, 9/01/33 – 7/01/35 (b)(c)	21,273	21,922,172
5.50%, 8/01/37 – 5/15/39 (a)(d)	15,971	16,534,915
6.00%, 5/15/39 (a)	6,700	6,993,125
6.50%, 5/15/39 (a)	2,000	2,118,124
Ginnie Mae MBS Certificates:
4.50%, 5/15/39 (a)	10,200	10,400,818
5.00%, 5/15/39 (a)	100	103,469
5.50%, 6/01/37 (a)	2,400	2,481,750
6.00%, 5/15/39 – 6/21/39 (a)	4,900	5,103,813
6.50%, 5/15/39 (a)	1,500	1,577,343
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities — 149.7%		164,297,943
U.S. Government Sponsored Agency
Mortgage-Backed Securities — Collateralized
Mortgage Obligations
Fannie Mae Trust Series:
377 Class 1, 0%, 10/01/36	787	713,541
379 Class 2, 5.50%, 5/25/37 (e)	1,259	130,040
2007-30 Class JI, 5.969%, 4/25/37 (e)(f)	3,932	328,788
2008-13 Class SB, 2.24%, 3/25/38 (e)(f)	854	67,392
2009-3 Class SG, 5.35%, 1/25/37 (e)	4,817	341,437
Freddie Mac Multiclass Certificates Series:
2411 Class FJ, 0.801%, 12/15/29 (f)	32	30,846
2971 Class GD, 5%, 5/15/20	950	976,832
3288 Class SJ, 1.103%, 3/15/37 (e)(f)	1,564	98,525
3309 Class SG, 4.648%, 4/15/37 (e)(f)	2,840	212,668
Ginnie Mae Trust Series:
2007-1 Class S, 5.73%, 1/20/37 (e)	1,277	78,391
2007-53 Class SG, 6.13%, 9/20/37 (e)	630	38,571
2007-76 Class SB, 6.03%, 11/20/37 (e)	1,189	72,115
2009-26 Class SC, 5.947%, 1/16/38 (e)	1,960	144,260
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities — Collateralized
Mortgage Obligations — 2.9%		3,233,406
Asset-Backed Securities
Countrywide Asset Backed Certificates Series 2004-6
Class 2A4, 0.888%, 11/25/34 (f)	153	101,293
Irwin Home Equity Corp. Series 2005-C Class 1A1,
0.698%, 4/25/30 (f)	56	51,733
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-1 Class A2A, 0.558%, 4/25/37 (f)	334	303,057
Total Asset-Backed Securities — 0.4%		456,083

Non-U.S. Government Sponsored	Par
Agency Mortgage-Backed Securities	(000)	Value
Collateralized Mortgage Obligations — 16.9%
Banc of America Alternative Loan Trust Series
2005-3 Class 1CB2, 4.563%, 4/25/35 (e)	$ 2,317	$ 109,511
Bank of America Mortgage Securities Inc. (f):
Series 2003-3 Class 2A1,
0.988%, 5/25/18	182	175,431
Series 2003-10 Class 1A6,
0.888%, 1/25/34	249	217,525
CS First Boston Mortgage Securities Corp. Series
2004-1 Class 4A1, 5%, 2/25/19	551	487,223
Countrywide Alternative Loan Trust Series:
2004-12CB Class 1A1, 5%, 7/25/19	504	445,565
2004-24CB Class 2A1, 5%, 11/25/19	530	436,638
2004-28CB Class 1A1, 5.50%, 1/25/35	659	496,630
2004-J8 Class 4A1, 6%, 2/25/17	303	293,270
2005-3CB Class 1A4, 5.25%, 3/25/35	231	163,175
2005-9CB Class 1A4, 4.528%, 5/25/35 (e)	916	52,929
2005-21B Class A17, 6%, 6/25/35	846	575,473
2005-21CB Class A3, 5.25%, 6/25/35	670	435,135
2005-23CB Class A15, 5.50%, 7/25/35	1,002	586,814
2005-28CB Class 1A5, 5.50%, 8/25/35	1,152	878,881
2005-85CB Class 2A2, 5.50%, 2/25/36	1,080	674,888
2005-86 Class A8, 5.50%, 2/25/36	894	672,716
2006-19CB Class A15, 6%, 8/25/36	1,152	800,549
2006-41CB Class 1A3, 6%, 1/25/37	674	479,486
2007-2CB Class 1A15, 5.75%, 3/25/37	903	524,910
2008-2R Class 2A1, 6%, 8/25/37	742	441,713
2008-2R Class 3A1, 6%, 8/25/37	981	584,046
2008-2R Class 4A1, 6.25%, 8/25/37	1,661	1,057,941
Countrywide Home Loan Mortgage Pass-Through
Trust Series 2004-HYB1 Class 2A,
5.121%, 5/20/34 (f)	594	383,451
Deutsche Alt-A Securities, Inc. Alternate Loan Trust
Series 2005-1 Class 1A1, 0.938%, 2/25/35 (f)	917	357,531
First Horizon Alternative Mortgage Securities
Series 2005-FA1 Class 1A4, 5.50%, 3/25/35	354	238,233
GSR Mortgage Loan Trust:
Series 2006-0A1 Class 2A1,
0.628%, 8/25/46 (f)	534	282,143
Series 2007-3F Class 1A2, 5%, 5/25/37	492	327,243
IndyMac INDA Mortgage Loan Trust Series
2007-AR1 Class 3A1, 5.987%, 3/25/37 (f)	599	357,922
JPMorgan Mortgage Trust Series 2004-S2
Class 5A1, 5.50%, 12/25/19	478	425,393
Merrill Lynch Mortgage Investors, Inc. Series
2006-A3 Class 3A1, 5.825%, 5/25/36 (f)(g)	238	124,641
Residential Accredit Loans, Inc.:
Series 2002-QS18 Class A1, 5.50%, 12/25/17	900	837,915
Series 2005-QS4 Class A3, 5.50%, 4/25/35	804	617,398
Residential Funding Mortgage Securities I:
Series 2006-S10 Class 1A1, 6%, 10/25/36	934	621,345
Series 2007-S2 Class A3, 6%, 2/25/37	1,363	964,587
Wells Fargo Alternative Loan Trust Series 2007-PA2
Class 1A1, 6%, 6/25/37	3,296	1,632,687
Wells Fargo Mortgage Backed Securities Trust:
Series 2007-8 Class 2A2, 6%, 7/25/37	265	159,090
Series 2007-8 Class 2A11,
0.948%, 7/25/37 (f)	1,461	664,579
		18,584,607

See Notes to Financial Statements.

14 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored	Par
Agency Mortgage-Backed Securities	(000)	Value
Commercial Mortgage-Backed Securities — 0.7%
Citigroup Commercial Mortgage Trust Series
2008-C7 Class A4, 6.096%, 12/10/49 (f)	$ 500	$ 404,561
Commercial Mortgage Loan Trust Series 2008-LS1
Class A4B, 6.02%, 12/10/49 (f)	500	359,135
		763,696
Total Non-Government Sponsored Agency
Mortgage-Backed Securities —17.6%		19,348,303
U.S. Treasury Obligations
U.S. Treasury Notes, 2.75%, 2/15/19	1,100	1,065,449
Total U.S. Treasury Obligations — 1.0%		1,065,449
Total Investments Before TBA Sale Commitments
(Cost — 192,919,827*) — 171.6%		188,401,184
TBA Sale Commitments
Fannie Mae Guaranteed Pass Through Certificates:
4.50%, 5/15/39	(4,700)	(4,782,250)
5.00%, 5/15/24 – 5/15/39	(21,600)	(22,214,261)
5.50%, 5/01/34 – 5/15/39	(5,900)	(6,112,034)
6.00%, 2/01/34 – 12/01/37	(12,300)	(12,857,338)
Freddie Mac Multiclass Certificates Series:
4.50%, 3/01/29	(3,800)	(3,861,750)
5.00%, 9/01/33 – 7/01/35	(12,600)	(12,950,431)
5.50%, 8/01/37 – 5/15/39	(607)	(627,506)
Ginnie Mae MBS Certificates:
4.50%, 5/15/39	(5,200)	(5,302,377)
Total TBA Sale Commitments
(Proceeds — $68,656,160) — (62.6)%		(68,707,947)
Total Investments Net of TBA Sale Commitments — 109.0%		119,693,237
Liabilities in Excess of Other Assets — (9.0)%		(9,924,591)
Net Assets — 100.0%		$109,768,646
* The cost and unrealized appreciation (depreciation) of investments, as of April 30,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$193,000,768
Gross unrealized appreciation		$ 2,589,249
Gross unrealized depreciation		(7,188,833)
Net unrealized depreciation		$ (4,599,584)

(a) Represents or includes a “to-be-announced” transaction. The Portfolio has com-
mitted to purchasing securities for which all specific information is not available at this time.

		Unrealized
	Market	Appreciation
Counterparty	Value	(Depreciation)
Barclays Capital Plc	$ 1,351,568	$ (6,810)
Citigroup NA	$11,554,937	$ (416)
Credit Suisse International	$28,516,415	$38,654
Deutsche Bank AG	$19,591,690	$15,253
JP Morgan Chase Bank	$10,441,566	$ 1,415

(b) All or a portion of security has been pledged as collateral for reverse repurchase agreements.
(c) All or a portion of security has been pledged as collateral in connection with swaps.
(d) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(e) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.
(f) Variable rate security. Rate shown is as of report date.
(g) Investments in companies considered to be an affiliate of the Portfolio, for pur-
poses of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

			Realized
	Purchase	Sale	Gain
Affiliate	Cost	Cost	(Loss)	Income
BlackRock Liquidity Funds,
TempFund	—	—	—	$ 1,036
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	—	—	$183,860
Merrill Lynch First Franklin
Mortgage Loan Trust
Series 2007-1 Class A2A,
0.558%, 4/25/37[1]	—	$ 266,002	$ 20,022	$ 10,744
Merrill Lynch Mortgage
Investors, Inc. Series
2006-A3 Class 3A1,
5.825%, 5/25/36[1]	$174,653	$1,230,932	$(354,527)	$ 26,003

1 Security is no longer considered an affiliate.
•Reverse repurchase agreements outstanding as of April 30, 2009 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Bank of America
Securities	0.45%	4/13/09	5/12/09	$ 6,933,512	$ 6,931,000
Credit Suisse
International	0.40%	4/21/09	5/12/09	$ 3,295,732	$ 3,295,000
Credit Suisse
International	0.40%	4/21/09	5/12/09	$ 1,565,365	$ 1,565,000
Total				$11,794,609	$11,791,000

•Financial futures contracts sold as of April 30, 2009 were as follows:

				Unrealized
		Expiration	Face	Appreciation
Contracts	Issue	Date	Value	(Depreciation)
5	EuroDollar Futures	June 2009	$1,234,335	$ (3,853)
5	EuroDollar Futures	September 2009	$1,233,335	(4,228)
3	EuroDollar Futures	December 2010	$ 732,967	(1,208)
2	EuroDollar Futures	March 2011	$ 488,281	31
1	EuroDollar Futures	June 2011	$ 242,922	(528)
1	EuroDollar Futures	September 2011	$ 242,497	(366)
1	EuroDollar Futures	December 2011	$ 242,109	(191)
Total				$ (10,343)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (concluded) U.S. Mortgage Portfolio

•Interest rate swaps outstanding as of April 30, 2009 were as follows:

				Notional	Unrealized
			Expiration	Amount	Appreciation
Fixed Rate	Floating Rate	Counterparty	Date	(000)	(Depreciation)
2.805%(a)	3-month LIBOR	JPMorgan Chase Bank NA	February 2010	$ 5,700	$ 76,555
2.63%(a)	3-month LIBOR	Citibank NA	March 2010	$25,600	349,996
2.705%(b)	3-month LIBOR	Citibank NA	April 2010	$17,700	(272,061)
2.71%(b)	3-month LIBOR	Citibank NA	October 2010	$ 9,500	(201,948)
3.433%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2013	$16,000	702,348
4.28%(b)	3-month LIBOR	Citibank NA	June 2013	$ 7,000	(537,533)
3.51%(b)	3-month LIBOR	UBS AG	October 2013	$33,100	(1,525,548)
4.03%(a)	3-month LIBOR	UBS AG	October 2013	$26,100	1,778,545
2.66%(a)	3-month LIBOR	Morgan Stanley Capital
		Services, Inc.	December 2013	$14,700	122,001
2.343%(b)	3-month LIBOR	JPMorgan Chase Bank NA	January 2014	$14,200	92,887
4.888%(a)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 500	67,829
4.897%(b)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 1,000	(136,349)
4.879%(b)	3-month LIBOR	Deutsche Bank AG	November 2017	$ 1,000	(135,014)
4.4%(a)	3-month LIBOR	Citibank NA	May 2018	$ 1,000	99,824
4.803%(a)	3-month LIBOR	Deutsche Bank AG	June 2018	$ 7,000	923,862
4.865%(a)	3-month LIBOR	Deutsche Bank AG	June 2018	$ 7,000	959,823
4.223%(a)	3-month LIBOR	Citibank NA	October 2018	$ 2,200	188,670
4.577%(b)	3-month LIBOR	Deutsche Bank AG	August 2018	$15,800	(1,815,113)
Total					$ 738,774

(a) Portfolio pays a floating interest rate and receives fixed rate.
(b) Portfolio pays fixed rate and receives floating rate.

•Effective May 1, 2008, the Portfolio adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a frame-
work for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determin-
ing the fair value of the Portfolio’s investments:

Valuation	Investments in		Other Financial
Inputs	Securities		Instruments*
	Assets	Liabilities	Assets	Liabilities
Level 1	—	—	$ 31	$ (10,374)
Level 2	$188,401,184	$(68,707,947)	5,362,340	(16,414,566)
Level 3	—	—	—	—
Total	$188,401,184	$(68,707,947)	$5,362,371	$(16,424,940)

* Other financial instruments are swaps, futures and reverse repurchase agreements. Swaps and futures are valued at the unrealized appreciation/
depreciation on the instrument. Reverse repurchase agreements are shown at market value.

See Notes to Financial Statements.

16 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments April 30, 2009 High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Airlines — 0.1%
UAL Corp., 4.50%, 6/30/21 (a)	USD	150	$ 55,500
Auto Components — 2.0%
Allison Transmission, Inc. (b):
11%, 11/01/15		635	381,000
11.25%, 11/01/15 (c)		345	172,500
The Goodyear Tire & Rubber Co.:
6.318%, 12/01/09 (d)		315	310,669
7.857%, 8/15/11		255	237,150
8.625%, 12/01/11		444	424,020
Lear Corp.:
8.50%, 12/01/13		35	5,075
8.75%, 12/01/16		75	11,625
			1,542,039
Automobiles — 0.5%
Ford Capital BV, 9.50%, 6/01/10		455	359,450
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc.,
7.75%, 1/15/19 (b)		360	376,909
Building Products — 0.8%
Building Materials Corp. of America,
7.75%, 8/01/14		120	100,500
Momentive Performance Materials, Inc.,
11.50%, 12/01/16		305	68,625
Ply Gem Industries, Inc., 11.75%, 6/15/13		710	411,800
			580,925
Capital Markets — 0.4%
E*Trade Financial Corp.:
8%, 6/15/11		75	41,625
12.50%, 11/30/17 (c)		490	243,775
			285,400
Chemicals — 1.5%
American Pacific Corp., 9%, 2/01/15		180	156,600
CII Carbon LLC, 11.125%, 11/15/15 (b)		200	116,000
Innophos, Inc., 8.875%, 8/15/14		80	67,200
MacDermid, Inc., 9.50%, 4/15/17 (b)		350	173,250
Rockwood Specialties Group, Inc.,
7.625%, 11/15/14	EUR	375	411,815
Terra Capital, Inc. Series B, 7%, 2/01/17	USD	205	192,700
			1,117,565
Commercial Services & Supplies — 3.7%
ARAMARK Corp., 4.528%, 2/01/15 (d)		300	240,000
Allied Waste North America, Inc.,
6.375%, 4/15/11		620	623,100
Corrections Corp. of America:
7.50%, 5/01/11		330	330,000
6.75%, 1/31/14		300	291,750
DI Finance Series B, 9.50%, 2/15/13		261	254,475
Mobile Services Group, Inc., 9.75%, 8/01/14		300	262,500
US Investigations Services, Inc.,
10.50%, 11/01/15 (b)		200	154,000
Waste Management, Inc., 7.375%, 3/11/19		155	157,185
West Corp., 11%, 10/15/16		625	520,313
			2,833,323

		Par
Corporate Bonds		(000)	Value
Construction & Engineering — 0.3%
Dycom Industries, Inc., 8.125%, 10/15/15	USD	300	$ 255,000
Construction Materials — 0.5%
Nortek, Inc., 10%, 12/01/13		560	358,400
Texas Industries, Inc., 7.25%, 7/15/13		35	28,438
			386,838
Containers & Packaging — 4.4%
Berry Plastics Corp., 5.881%, 2/15/15 (d)		730	635,100
Berry Plastics Holding Corp.:
5.195%, 9/15/14 (d)		225	132,750
8.875%, 9/15/14		35	25,200
Cascades, Inc., 7.25%, 2/15/13		650	513,500
Crown European Holdings SA, 6.25%, 9/01/11	EUR	320	410,691
Graphic Packaging International Corp.:
8.50%, 8/15/11	USD	75	73,312
9.50%, 8/15/13		680	613,700
Impress Holdings BV, 4.256%, 9/15/13 (b)(d)		200	164,000
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13		100	101,500
6.75%, 12/01/14	EUR	280	338,979
Packaging Dynamics Finance Corp.,
10%, 5/01/16 (b)	USD	200	65,000
Pregis Corp., 12.375%, 10/15/13		260	124,800
Rock-Tenn Co., 5.625%, 3/15/13		190	171,000
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17 (e)(f)		70	15,050
			3,384,582
Distributors — 0.4%
American Tire Distributors, Inc.,
7.458%, 4/01/12 (d)		605	314,600
Diversified Financial Services — 4.8%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16		290	284,200
FCE Bank Plc:
7.125%, 1/16/12	EUR	1,000	1,012,173
Series JD, 2.538%, 9/30/09 (d)		115	144,549
Ford Motor Credit Co. LLC:
2.701%, 1/15/10 (d)	USD	400	358,000
5.70%, 1/15/10		80	75,203
3.889%, 1/13/12 (d)		195	139,425
GMAC LLC (b):
3.461%, 12/01/14 (d)		875	472,500
6.75%, 12/01/14		70	51,800
8%, 11/01/31		620	434,000
Leucadia National Corp.:
8.125%, 9/15/15		475	399,000
7.125%, 3/15/17		180	133,650
Southern Star Central Corp., 6.75%, 3/01/16 (b)		180	159,300
			3,663,800
Diversified Telecommunication Services — 6.0%
Broadview Networks Holdings, Inc.,
11.375%, 9/01/12		495	319,275
Cincinnati Bell, Inc., 7.25%, 7/15/13		640	632,000
Citizens Communications Co., 6.25%, 1/15/13		25	23,750
Qwest Communications International, Inc.:
3.50%, 11/15/25 (a)		200	195,750
Series B, 7.50%, 2/15/14		1,045	969,237

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services (concluded)
Qwest Corp., 7.50%, 10/01/14	USD	625	$ 603,125
Wind Acquisition Finance SA,
10.75%, 12/01/15 (b)		1,000	1,040,000
Windstream Corp.:
8.125%, 8/01/13		280	278,600
8.625%, 8/01/16		510	507,450
			4,569,187
Electric Utilities — 1.5%
Edison Mission Energy, 7.20%, 5/15/19		45	32,737
Elwood Energy LLC, 8.159%, 7/05/26		120	94,613
Entergy Texas, Inc., 7.125%, 2/01/19		180	178,797
IPALCO Enterprises, Inc.:
8.625%, 11/14/11 (g)		150	150,750
7.25%, 4/01/16 (b)		150	141,000
NSG Holdings LLC, 7.75%, 12/15/25 (b)		605	471,900
Tenaska Alabama Partners LP, 7%, 6/30/21 (b)		131	99,433
			1,169,230
Electronic Equipment, Instruments & Components — 0.2%
Sanmina-SCI Corp., 8.125%, 3/01/16		370	186,850
Energy Equipment & Services — 0.8%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		60	50,400
7.75%, 5/15/17		430	344,000
North American Energy Partners, Inc.,
8.75%, 12/01/11		95	73,625
Transocean, Inc. Series A, 1.625%, 12/15/37 (a)		160	149,000
			617,025
Food & Staples Retailing — 1.4%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		125	75,000
Rite Aid Corp., 7.50%, 3/01/17		305	226,462
Supervalu, Inc., 8%, 5/01/16		800	776,000
			1,077,462
Food Products — 0.1%
Tyson Foods, Inc., 10.50%, 3/01/14 (b)		95	99,275
Health Care Equipment & Supplies — 1.9%
Biomet, Inc., 10%, 10/15/17		130	135,200
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15		195	66,300
DJO Finance LLC:
10.875%, 11/15/14		900	688,500
11.75%, 11/15/14		45	29,025
Hologic, Inc., 2%, 12/15/37 (a)		790	558,925
			1,477,950
Health Care Providers & Services — 1.5%
Community Health Systems, Inc. Series WI,
8.875%, 7/15/15		245	243,775
Tenet Healthcare Corp. (b):
9%, 5/01/15		612	618,120
10%, 5/01/18		252	262,080
			1,123,975
Hotels, Restaurants & Leisure — 3.6%
American Real Estate Partners LP,
7.125%, 2/15/13		910	764,400
CCM Merger, Inc., 8%, 8/01/13 (b)		155	68,975
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (b)		130	4,550

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Galaxy Entertainment Finance Co. Ltd. (b):
7.323%, 12/15/10 (d)	USD	150	$ 132,000
9.875%, 12/15/12		250	195,000
Gaylord Entertainment Co., 8%, 11/15/13		360	257,400
Great Canadian Gaming Corp.,
7.25%, 2/15/15 (b)		140	120,400
Greektown Holdings, LLC,
10.75%, 12/01/13 (b)(e)(f)		205	12,300
Harrah’s Operating Co., Inc. (b):
10%, 12/15/15		50	23,000
10%, 12/15/18		914	429,580
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (b)		390	156,000
Mashantucket Western Pequot Tribe Series A,
8.50%, 11/15/15 (b)		20	4,300
Mohegan Tribal Gaming Authority,
6.125%, 2/15/13		175	134,750
Scientific Games Corp., 0.75%, 12/01/24 (a)(g)		140	132,125
Seneca Gaming Corp., 7.25%, 5/01/12		110	77,550
Shingle Springs Tribal Gaming Authority,
9.375%, 6/15/15 (b)		35	18,200
Snoqualmie Entertainment Authority,
5.384%, 2/01/14 (b)(d)		65	21,450
Tropicana Entertainment LLC Series WI,
9.625%, 12/15/14 (e)(f)		25	33
Virgin River Casino Corp., 9%, 1/15/12 (e)(f)		485	49,713
Waterford Gaming LLC, 8.625%, 9/15/14 (b)		245	147,000
			2,748,726
Household Durables — 1.6%
American Greetings Corp., 7.375%, 6/01/16		115	60,950
Ashton Woods USA LLC, 17.413%, 6/30/15 (b)(g)		387	139,464
Centex Corp., 4.55%, 11/01/10		40	38,800
Jarden Corp., 7.50%, 5/01/17		95	84,075
KB Home, 6.375%, 8/15/11		145	138,475
Stanley-Martin Communities LLC,
9.75%, 8/15/15		700	217,000
Toll Brothers Finance Corp., 8.91%, 10/15/17		314	315,643
Whirlpool. Corp., 8.60%, 5/01/14		215	220,298
			1,214,705
IT Services — 1.6%
Alliance Data Systems Corp.,
1.75%, 8/01/13 (a)(b)		510	393,338
First Data Corp.:
9.875%, 9/24/15		170	117,512
11.25%, 3/31/16 (b)		830	423,300
SunGard Data Systems, Inc.,
10.625%, 5/15/15 (b)		270	258,525
			1,192,675
Independent Power Producers & Energy Traders — 3.3%
The AES Corp., 8.75%, 5/15/13 (b)		200	202,000
Dynegy Holdings, Inc.:
8.375%, 5/01/16		180	144,000
7.75%, 6/01/19		110	80,850
Energy Future Holdings Corp.,
11.25%, 11/01/17 (c)		400	205,000
NRG Energy, Inc.:
7.25%, 2/01/14		90	86,850
7.375%, 2/01/16		1,220	1,174,250

See Notes to Financial Statements.

18 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Independent Power Producers & Energy Traders (concluded)
Texas Competitive Electric Holdings Co LLC:
10.25%, 11/01/15	USD	110	$ 62,425
11.25%, 11/01/16 (c)		790	312,050
Series B, 10.25%, 11/01/15		485	275,238
			2,542,663
Industrial Conglomerates — 1.0%
Icahn Enterprises LP, 4%, 8/15/13 (a)(d)		135	77,639
Sequa Corp. (b):
11.75%, 12/01/15		570	210,900
13.50%, 12/01/15 (c)		961	237,988
Tyco International Finance SA, 8.50%, 1/15/19		240	256,897
			783,424
Insurance — 0.1%
USI Holdings Corp., 5.113%, 11/15/14 (b)(d)		100	48,000
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 7.50%, 8/15/13		250	245,000
Machinery — 1.7%
Accuride Corp., 8.50%, 2/01/15		285	65,550
American Railcar Industries, Inc.,
7.50%, 3/01/14		35	27,300
ESCO Corp., 8.625%, 12/15/13 (b)		615	498,150
Ingersoll-Rand Global Holding Co LTD,
9.50%, 4/15/14		280	292,885
RBS Global, Inc., 8.875%, 9/01/16		70	49,700
Titan International, Inc., 8%, 1/15/12		430	344,000
			1,277,585
Marine — 0.1%
Horizon Lines, Inc., 4.25%, 8/15/12 (a)		110	56,788
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		43	26,445
			83,233
Media — 8.5%
Affinion Group, Inc., 10.125%, 10/15/13		335	286,425
Cox Communications, Inc., 8.375%, 3/01/39 (b)		555	538,617
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		210	214,200
Cablevision Systems Corp. Series B, 8%, 4/15/12		125	124,375
Catalina Marketing Corp.,
10.50%, 10/01/15 (b)(c)		600	402,750
Charter Communications Holdings II, LLC (e)(f):
10.25%, 9/15/10		320	291,200
Series B, 10.25%, 9/15/10		305	276,025
DIRECTV Holdings LLC, 8.375%, 3/15/13		230	233,450
EchoStar DBS Corp.:
6.375%, 10/01/11		100	97,000
7%, 10/01/13		565	539,575
Harland Clarke Holdings Corp.:
5.984%, 5/15/15 (d)		60	30,000
9.50%, 5/15/15		70	42,000
Intelsat Corp., 9.25%, 6/15/16 (b)		240	231,600
Intelsat Subsidiary Holding Co. Ltd. (b):
8.50%, 1/15/13		170	168,300
8.875%, 1/15/15		130	128,050
Liberty Media Corp., 3.125%, 3/30/23 (a)		175	143,281
Local Insight Regatta Hldgs, Inc., 11%, 12/01/17		229	54,960
Mediacom Broadband LLC, 8.50%, 10/15/15		120	112,800
NTL Cable Plc, 8.75%, 4/15/14		45	44,550

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Nielsen Finance LLC:
10%, 8/01/14	USD	625	$ 587,500
11.625%, 2/01/14 (b)		260	257,400
19.815%, 8/01/16 (g)		40	22,000
ProtoStar I Ltd., 18%, 10/15/12 (a)(b)(e)(f)		196	62,762
Rainbow National Services LLC,
10.375%, 9/01/14 (b)		296	307,840
Salem Communications Corp., 7.75%, 12/15/10		400	121,000
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,250	850,000
Virgin Media, Inc., 6.50%, 11/15/16 (a)(b)		490	357,088
			6,524,748
Metals & Mining — 4.4%
Aleris International, Inc. (e)(f):
9%, 12/15/14		495	4,950
10%, 12/15/16		425	8,500
Anglo American Capital Plc, 9.375%, 4/08/19 (b)		170	173,057
ArcelorMittal, 5% due 5/15/2014 (a)		60	60,000
Arch Western Finance LLC, 6.75%, 7/01/13		290	253,025
BHP Billiton Finance USA Ltd., 6.50%, 4/01/19		195	211,804
Barrick Gold Corp., 6.95%, 4/01/19		205	216,797
Century Aluminum Co., 7.50%, 8/15/14		160	86,400
Drummond Co., Inc., 7.375%, 2/15/16 (b)		295	213,875
Evraz Group SA (b):
8.875%, 4/24/13		280	191,800
9.50%, 4/24/18		180	111,150
FMG Finance Property Ltd.,
10.625%, 9/01/16 (b)		500	437,500
Foundation PA Coal Co., 7.25%, 8/01/14		200	185,500
Freeport-McMoRan Copper & Gold, Inc.,
4.995%, 4/01/15 (d)		205	179,887
Novelis, Inc., 7.25%, 2/15/15		275	143,000
RathGibson, Inc., 11.25%, 2/15/14		255	62,475
Ryerson, Inc.:
8.403%, 11/01/14 (d)		180	90,000
12%, 11/01/15		85	51,425
Steel Dynamics, Inc., 7.375%, 11/01/12		435	388,237
United States Steel Corp., 4%, 5/15/14 (a)		70	74,550
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		260	189,800
			3,333,732
Multiline Retail — 1.0%
Dollar General Corp., 10.625%, 7/15/15		310	322,400
Macy's Retail Holdings, Inc.:
5.875%, 1/15/13		235	208,876
5.90%, 12/01/16		280	232,355
			763,631
Oil, Gas & Consumable Fuels — 13.7%
Atlas Energy Resources LLC,
10.75%, 2/01/18 (b)		500	441,250
Atlas Pipeline Partners LP, 8.75%, 6/15/18		295	179,950
Berry Petroleum Co., 8.25%, 11/01/16		175	120,750
Chesapeake Energy Corp.:
9.50%, 2/15/15		725	732,250
6.375%, 6/15/15		140	123,550
7.25%, 12/15/18		560	490,000
2.25%, 12/15/38 (a)		350	193,813

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Cimarex Energy Co., 7.125%, 5/01/17	USD	420	$ 371,700
Compton Petroleum Finance Corp.,
7.625%, 12/01/13		325	124,312
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)		525	233,625
Corral Finans AB, 6.131%, 4/15/10 (b)(c)		66	35,235
Denbury Resources, Inc.:
7.50%, 12/15/15		110	103,400
9.75%, 3/01/16		330	334,950
EXCO Resources, Inc., 7.25%, 1/15/11		430	363,350
El Paso Corp., 8.25%, 2/15/16		280	273,000
Encore Acquisition Co., 6%, 7/15/15		240	195,600
Forest Oil Corp. (b):
8.50%, 2/15/14		675	654,750
7.25%, 6/15/19		825	686,812
Hess Corp., 8.125%, 2/15/19		335	367,009
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11		335	325,787
Massey Energy Co., 3.25%, 8/01/15 (a)		635	389,731
Newfield Exploration Co.:
6.625%, 4/15/16		130	117,650
7.125%, 5/15/18		75	67,875
OPTI Canada, Inc.:
7.875%, 12/15/14		250	134,375
8.25%, 12/15/14		775	426,250
Peabody Energy Corp., 7.375%, 11/01/16		360	351,900
PetroHawk Energy Corp. (b):
10.50%, 8/01/14		285	286,425
7.875%, 6/01/15		415	389,062
Range Resources Corp., 6.375%, 3/15/15		160	149,600
Roseton-Danskammer 2001 Series B,
7.67%, 11/08/16		350	297,500
Sabine Pass LNG LP, 7.50%, 11/30/16		130	102,700
SandRidge Energy, Inc.:
8.625%, 4/01/15 (c)		100	80,500
8%, 6/01/18 (b)		400	350,000
Southwestern Energy Co., 7.50%, 2/01/18 (b)		135	131,287
Swift Energy Co., 7.125%, 6/01/17		475	276,688
Tennessee Gas Pipeline Co., 8%, 2/01/16 (b)		260	265,200
Whiting Petroleum Corp., 7.25%, 5/01/12		115	104,650
Williams Cos, Inc., 8.75%, 1/15/20 (b)		245	251,738
			10,524,224
Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (b)		376	95,209
Boise Cascade LLC, 7.125%, 10/15/14		90	39,825
Domtar Corp., 5.375%, 12/01/13		80	62,000
Georgia-Pacific Corp., 8.125%, 5/15/11		165	165,412
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		485	485,000
NewPage Corp., 10%, 5/01/12		1,205	566,350
Norske Skog Canada Ltd., 7.375%, 3/01/14		100	43,500
Verso Paper Holdings LLC Series B:
4.778%, 8/01/14 (d)		355	119,813
9.125%, 8/01/14		615	282,900
11.375%, 8/01/16		260	61,100
			1,921,109

		Par
Corporate Bonds		(000)	Value
Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc.,
5.011%, 12/01/13 (d)	USD	475	$ 332,500
Catalent Pharma Solutions, Inc.,
9.75%, 4/15/17	EUR	80	28,579
Elan Finance Plc, 8.875%, 12/01/13	USD	75	63,375
			424,454
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16		75	76,125
Real Estate Investment Trusts (REITs) — 0.3%
HCP, Inc., 5.65%, 12/15/13		300	262,043
Real Estate Management & Development — 0.2%
Realogy Corp.:
10.50%, 4/15/14		400	132,000
12.375%, 4/15/15		171	41,040
			173,040
Road & Rail — 0.3%
CSX Corp., 7.375%, 2/01/19		250	257,024
Semiconductors & Semiconductor Equipment — 0.1%
Spansion, Inc., 4.386%, 6/01/13 (b)(e)(f)		240	96,000
Software — 0.0%
BMS Holdings, Inc., 9.224%, 2/15/12 (b)(c)(d)		139	16,975
Specialty Retail — 1.5%
Asbury Automotive Group, Inc.:
8%, 3/15/14		200	120,000
7.625%, 3/15/17		90	54,000
General Nutrition Centers, Inc.:
6.404%, 3/15/14 (d)		290	229,100
10.75%, 3/15/15		350	278,250
Group 1 Automotive, Inc., 2.25%, 6/15/36 (g)		185	103,138
Michaels Stores, Inc., 10%, 11/01/14		215	130,075
United Auto Group, Inc., 7.75%, 12/15/16		295	215,350
			1,129,913
Textiles, Apparel & Luxury Goods — 0.7%
Levi Strauss & Co., 8.875%, 4/01/16		625	553,125
Thrifts & Mortgage Finance — 1.4%
Residential Capital Corp., 8.375%, 6/30/10		1,605	1,091,400
Tobacco — 0.8%
Altria Group, Inc., 10.20%, 2/06/39		275	302,755
Vector Group Ltd., 11%, 8/15/15		350	288,750
			591,505
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc.,
6.50%, 2/15/12		60	53,700
Wireless Telecommunication Services — 6.5%
American Tower Corp.:
5%, 2/15/10 (a)		190	186,200
7.125%, 10/15/12		35	35,219
BCM Ireland Preferred Equity Ltd.,
8.959%, 2/15/17 (b)(c)	EUR	219	23,173
Cricket Communications, Inc.:
9.375%, 11/01/14	USD	385	381,150
10%, 7/15/15 (b)		535	540,350

See Notes to Financial Statements.

20 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) High Income Portfolio
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Wireless Telecommunication Services (concluded)
Crown Castle International Corp., 9%, 1/15/15 USD	100	$ 102,000
Digicel Group Ltd. (b):
8.875%, 1/15/15	465	337,125
9.125%, 1/15/15 (c)	470	319,600
FiberTower Corp. (a):
9%, 11/15/12	50	17,500
9%, 11/15/12 (b)	160	56,000
iPCS, Inc., 3.153%, 5/01/13 (d)	610	494,100
Leap Wireless International, Inc.,
4.50%, 7/15/14 (a)(b)	70	54,863
MetroPCS Wireless, Inc.:
9.25%, 11/01/14	740	740,925
9.25%, 11/01/14 (b)	100	99,625
Nordic Telephone Co. Holdings ApS,
8.875%, 5/01/16 (b)	350	337,750
Orascom Telecom Finance SCA,
7.875%, 2/08/14 (b)	100	74,000
Sprint Capital Corp.:
7.625%, 1/30/11	850	819,187
6.875%, 11/15/28	195	131,625
Sprint Nextel Corp., 1.632%, 6/28/10 (d)	250	232,187
		4,982,579
Total Corporate Bonds — 89.3%		68,388,223
Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.0%
Crown Castle Towers LLC Series 2005-1A:
Class AFL, 0.831%, 6/15/35 (d)	825	779,625
Class AFX, 4.643%, 6/15/35	230	223,100
Global Signal Trust Series 2006-1 Class A2,
5.45%, 2/15/36	510	527,850
Total Non-U.S. Government Sponsored Agency
Mortgage-Backed Securities — 2.0%		1,530,575
Floating Rate Loan Interests
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Company LLC:
LC Facility Deposit, 1.12%, 3/26/14	9	4,571
Term Loan, 2.75%, 3/26/14	151	77,651
		82,222
Auto Components — 0.6%
Allison Transmission, Inc. Term Loan,
3.21% – 3.22%, 8/07/14	247	176,159
Dana Holding Corporation Term Advance,
7.25%, 1/31/15	648	191,190
Delphi Corp.:
Initial Tranche Term Loan C, 8.50%, 6/30/09	391	62,949
Subsequent Tranche C Term Loan,
8.50%, 6/30/09	44	7,059
		437,357

		Par
Floating Rate Loan Interests		(000)	Value
Automobiles — 0.3%
Ford Motor Company Term Loan,
3.56%, 12/15/13	USD	200	$ 125,409
General Motors Corporation Term Loan,
8%, 11/29/13		198	127,991
			253,400
Chemicals — 0.8%
PQ Corporation (fka Niagara Acquisition, Inc.)
Loan (Second Lien), 7.75%, 7/30/15		750	305,000
PQ Corporation (fka Niagara Acquisition, Inc.)
Term Loan (First Lien), 4.29% – 4.47%,
7/31/14		248	162,522
Solutia Inc. Loan, 8.50%, 2/28/14		224	175,337
			642,859
Health Care Providers & Services — 0.6%
HCA Inc. Tranche A-1 Term Loan,
3.22%, 11/19/12		536	484,525
Hotels, Restaurants & Leisure — 0.1%
Travelport LLC (F/K/A Travelport Inc.) Loan,
7.928%, 3/27/12 (c)		542	108,382
Independent Power Producers & Energy Traders — 1.4%
Dynegy Holdings Inc.:
Term L/C Facility Term Loan, 1.93%, 4/02/13		168	149,232
Tranche B Term Loan, 1.93%, 4/02/13		7	6,104
NRG Energy, Inc.:
Credit-Linked Deposit, 1.12%, 2/01/13		33	30,544
Term Loan, 2.72%, 2/01/13		62	57,237
Texas Competitive Electric Holdings
Company, LLC (TXU):
Initial Tranche B-1 Term Loan,
3.928% – 3.969%, 10/10/14		89	59,988
Initial Tranche B-2 Term Loan,
3.928% – 3.969%, 10/10/14		246	166,247
Initial Tranche B-3 Term Loan,
3.928% – 3.969%, 10/10/14		913	614,613
			1,083,965
Machinery — 0.5%
Navistar International Corporation:
Revolving Credit-Linked Deposit,
3.633% – 3.678%, 1/19/12		113	91,638
Term Advance, 3.678%, 1/19/12		312	252,005
			343,643
Media — 1.0%
HMH Publishing Company Limited
(fka Education Media):
Mezzanine, 10.756%, 11/14/14		1,599	335,766
Tranche A Term Loan, 8.256%, 6/12/14		437	268,877
Nielsen Finance LLC Dollar Term Loan,
2.469%, 8/09/13		199	168,070
			772,713

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) High Income Portfolio
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
Paper & Forest Products — 0.5%
Georgia-Pacific LLC:
Additional Term B Loan, 2.428% – 3.293%,
12/20/12	USD	175	$ 162,068
Term B Loan, 2.428% – 3.293%,
12/20/12		193	179,530
			341,598
Transportation Infrastructure — 0.6%
Optasite Towers LLC Term Loan,
2.101%, 11/01/10		468	416,882
Total Floating Rate Loan Interests — 6.5%			4,967,546
Common Stocks		Shares
Electrical Equipment — 0.0%
SunPower Corp. Class B (f)		291	7,380
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (b)(f)		50,148	35,876
Ainsworth Lumber Co. Ltd. (f)		44,685	31,830
			67,706
Specialty Retail — 0.0%
Buffets Restaurants Holdings, Inc. (f)		172	2
Total Common Stocks — 0.1%			75,088
Warrants (h)
Specialty Retail — 0.0%
Buffets Restaurants Holdings, Inc.
(expires 4/29/14)		76	1
Total Warrants — 0.0%			1
	Beneficial
		Interest
Other Interests (i)		(000)
Software — 0.0%
Buffets Escrow		90	—
Total Other Interests — 0.0%			—
Preferred Securities
		Par
Capital Trusts		(000)
Diversified Financial Services — 0.7%
Citigroup, Inc. Series E, 8.40% (j)	USD	840	561,851
Total Preferred Securities — 0.7%			561,851
Total Long-Term Investments
(Cost — $95,671,988) — 98.6%			75,523,284

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds TempFund,
0.63% (k)(l)	628,303	$ 628,303
Total Short-Term Securities (Cost — $628,303) — 0.8%		628,303
Total Investments (Cost — $96,300,291*) — 99.4%		76,151,587
Other Assets Less Liabilities — 0.6%		482,002
Net Assets — 100.0%		$ 76,633,589

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 96,888,433
Gross unrealized appreciation	$ 1,885,732
Gross unrealized depreciation	(22,622,578)
Net unrealized depreciation	$ (20,736,846)

(a) Convertible security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d) Variable rate security. Rate shown is as of report date.
(e) Issuer filed for bankruptcy or is in default of interest payments.
(f) Non-income producing security.
(g) Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(h) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjust-
ment under certain conditions until the expiration date.
(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(j) Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment may be deferred at the issuer's option for a specified time without default.
(k) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds
TempFund	628,303	$ 113
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$119,158

(l) Represents the current yield as of report date.
•For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (concluded) High Income Portfolio

•Foreign currency exchange contracts as of April 30, 2009 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
EUR	135,000	USD	176,966	UBS AG	5/20/09	$ 1,641
EUR	571,800	USD	775,392	Citibank NA	5/20/09	(18,892)
USD 3,192,171		EUR 2,474,500		Citibank NA	5/20/09	(81,629)
USD	92,705	CAD	120,000	Citibank NA	6/10/09	(7,875)
Total						$ (106,755)
•Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
USD	US Dollar

•Effective May 1, 2008, the Portfolio adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.
The following table summarizes the inputs used as of April 30, 2009 in determin-
ing the fair valuation of the Portfolio’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments*
	Assets	Assets	Liabilities
Level 1	$ 667,512	—	—
Level 2	73,231,531	$ 1,641	$ (108,396)
Level 3	2,252,544	—	—
Total	$ 76,151,587	$ 1,641	$ (108,396)

* Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3)
used in determining fair value:

Investments in
Securities
Assets
Balance, as of April 30, 2008	$ 2,382,883
Accrued discounts/premiums	55,866
Realized gain (loss)	(108,323)
Change in unrealized appreciation (depreciation)[1]	(1,423,207)
Net purchases (sales)	(9,185)
Net transfers in/out of Level 3	1,354,510
Balance, as of April 30, 2009	$ 2,252,544

1 Included in related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments April 30, 2009 Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.8%
CFS Retail Property Trust	692,402	$ 827,838
Western Areas NL (a)	9,600	29,442
		857,280
Bermuda — 1.2%
Lazard Ltd. Class A	31,320	855,036
Ports Design Ltd.	335,000	508,719
		1,363,755
Brazil — 0.3%
Santos Brasil Participacoes SA	74,800	300,710
Canada — 2.9%
Addax Petroleum Corp.	11,400	313,732
Agnico-Eagle Mines Ltd.	15,850	699,143
Biovail Corp.	53,600	589,064
DiagnoCure, Inc. (a)	632,450	662,501
Eldorado Gold Corp. (a)	76,500	607,743
SXC Health Solutions Corp. (a)	16,500	330,495
		3,202,678
Cayman Islands — 0.7%
Ming Fai International Holdings Ltd.	2,420,900	279,372
Parkson Retail Group Ltd.	424,500	533,115
		812,487
China — 0.4%
Shenzhen Expressway Co., Ltd.	1,241,800	468,095
Denmark — 1.5%
Coloplast A/S Class B	1,500	102,402
H Lundbeck A/S	3,100	56,086
TrygVesta A/S	15,175	830,539
Vestas Wind Systems A/S (a)	10,650	691,307
		1,680,334
Finland — 0.4%
Ramirent Oyj	79,400	384,174
France — 3.4%
Bonduelle SA	14,000	980,842
Compagnie Generale de Geophysique SA (a)	26,700	385,739
Eurofins Scientific SA	7,750	428,561
Scor SE	51,825	1,087,675
UBISOFT Entertainment (a)	40,200	785,379
		3,668,196
Germany — 3.6%
Celesio AG	12,600	279,452
Deutsche Euroshop AG	14,300	405,478
GEA Group AG	3,100	40,772
Gerresheimer AG	27,300	657,845
K+S AG	9,400	565,475
Paion AG (a)	63,650	84,161
Rheinmetall AG	24,750	1,047,884
Symrise AG	62,000	848,078
		3,929,145
Hong Kong — 1.1%
Clear Media Ltd. (a)	518,000	156,233
Li Ning Co. Ltd.	293,600	600,841
Shanghai Industrial Holdings Ltd.	127,200	433,391
		1,190,465

Common Stocks	Shares	Value
India — 0.9%
Container Corp. of India	22,400	$ 340,843
Pantaloon Retail India Ltd.	3,215	7,968
Steel Authority Of India	117,900	259,713
United Phosphorus Ltd.	181,500	418,998
		1,027,522
Indonesia — 0.6%
Perusahaan Gas Negara Tbk PT	2,024,100	492,128
Surya Citra Media Tbk PT	4,750,750	208,701
		700,829
Ireland — 1.2%
Ryanair Holdings Plc (a)(b)	47,500	1,299,125
Israel — 1.4%
Frutarom	65,100	475,426
NICE Systems Ltd. (a)(b)	41,800	1,070,498
		1,545,924
Italy — 1.0%
Credito Emiliano SpA	61,600	307,868
Credito Emiliano SpA	9,492	47,881
DiaSorin SpA	25,000	554,471
Milano Assicurazioni SpA	77,500	236,878
		1,147,098
Japan — 6.1%
Aioi Insurance Co., Ltd.	121,950	535,290
Asics Corp.	57,550	374,116
Don Quijote Co., Ltd.	27,500	417,840
Fukuoka Financial Group, Inc.	222,100	684,418
Hisaka Works Ltd.	45,500	454,914
Jupiter Telecommunications Co., Ltd.	635	446,827
Koito Manufacturing Co., Ltd.	51,600	470,509
Komori Corp.	34,000	319,118
NGK Insulators Ltd.	28,950	443,985
Nippon Building Fund, Inc.	54	438,735
Osaka Securities Exchange Co., Ltd.	191	606,634
PanaHome Corp.	69,100	382,900
Santen Pharmaceutical Co., Ltd.	2,200	62,133
Shizuoka Gas Co. Ltd.	60,500	338,362
Suruga Bank Ltd.	30,300	259,786
Tokyu Land Corp.	142,100	475,531
		6,711,098
Malaysia — 0.9%
AirAsia Bhd (a)	1,292,750	423,357
Tanjong Plc	128,700	507,613
		930,970
Mexico — 0.5%
Embotelladoras Arca SA de CV	255,950	576,564
Norway — 0.6%
Petroleum Geo-Services ASA (a)	32,100	155,291
Tandberg ASA	38,600	543,093
		698,384

See Notes to Financial Statements.

24 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Philippines — 0.6%
Bank of the Philippine Islands	749,752	$ 610,448
Singapore — 0.5%
Cityspring Infrastructure Trust	984,600	341,195
UOL Group Ltd.	138,100	205,646
		546,841
South Africa — 0.3%
Massmart Holdings Ltd.	37,150	320,707
South Korea — 0.2%
Hanmi Pharm Co. Ltd.	1,575	168,394
Spain — 0.9%
Bolsas y Mercados Espanoles	6,300	175,996
Laboratorios Farmaceuticos Rovi SA	109,900	786,310
		962,306
Sweden — 0.8%
Lundin Petroleum AB (a)	45,900	298,479
Millicom International Cellular SA (b)	2,650	130,371
Swedish Match AB	29,600	422,396
		851,246
Switzerland — 0.6%
Basilea Pharmaceutica (a)	4,400	307,049
Foster Wheeler AG (a)	10,450	224,988
Rieter Holding AG	850	125,781
		657,818
Thailand — 0.3%
Mermaid Maritime PCL (a)	1,336,200	311,618
United Kingdom — 8.9%
Afren Plc (a)	64,300	36,213
Amlin Plc	209,434	1,108,327
Antofagasta Plc	26,000	223,133
Britvic Plc	108,500	417,661
Cairn Energy Plc (a)	14,700	460,889
Central African Mining & Exploration Co. Plc (a)	884,000	155,273
Charter International Plc	60,800	500,242
Climate Exchange Plc (a)	7,000	71,265
Dana Petroleum Plc (a)	32,400	599,026
Dragon Oil Plc (a)	88,100	334,836
EasyJet PLC (a)	96,850	450,239
Game Group Plc	125,350	364,625
Group 4 Securicor Plc	234,400	649,975
Halfords Group Plc	131,150	641,937
Hikma Pharmaceuticals Plc	96,600	554,187
Intertek Group Plc	53,100	796,140
Kesa Electricals Plc	421,800	822,276
QinetiQ Plc	345,900	675,606
Rexam Plc	125,500	581,322
Rightmove Plc	48,800	232,886
		9,676,058

Common Stocks	Shares	Value
United States — 49.1%
AMERIGROUP Corp. (a)	2,100	$ 62,727
Abercrombie & Fitch Co. Class A	16,450	445,137
Advanced Energy Industries, Inc. (a)	28,500	240,255
Alexion Pharmaceuticals, Inc. (a)	9,600	320,832
Alliant Energy Corp.	7,400	165,464
American Superconductor Corp. (a)	28,700	737,590
Aqua America, Inc.	25,100	460,585
Associated Banc-Corp.	7,000	108,290
Autoliv, Inc.	16,900	416,923
BJ's Restaurants, Inc. (a)	29,600	488,104
BMC Software, Inc. (a)	16,900	585,923
BancorpSouth, Inc.	17,100	397,575
Bank of Hawaii Corp.	16,100	565,754
BioMarin Pharmaceuticals, Inc. (a)	42,300	543,978
Blackboard, Inc. (a)	32,000	1,088,960
BorgWarner, Inc. (c)	15,075	436,421
Brooks Automation, Inc. (a)	99,500	618,890
Cadence Design Systems, Inc. (a)	65,800	367,164
Celanese Corp. Series A	28,600	596,024
Ciena Corp. (a)(c)	58,900	703,855
Citrix Systems, Inc. (a)	33,200	947,196
ComScore, Inc. (a)	31,350	400,026
Commerce Bancshares, Inc.	5,400	178,740
Commercial Vehicle Group, Inc. (a)	66,000	63,360
Core Laboratories NV	9,100	757,393
Covanta Holding Corp. (a)	41,850	590,503
Cullen/Frost Bankers, Inc.	30,700	1,445,663
DSP Group, Inc. (a)	118,700	746,623
Dean Foods Co. (a)	23,400	484,380
Delta Air Lines, Inc. (a)	65,600	404,752
Denbury Resources, Inc. (a)	29,000	472,120
Digital River, Inc. (a)	24,400	937,448
Douglas Emmett, Inc.	43,800	419,166
Dresser-Rand Group, Inc. (a)	20,300	499,989
Drew Industries, Inc. (a)	29,600	422,688
EnergySolutions, Inc.	88,800	861,360
FTI Consulting, Inc. (a)	15,750	864,360
Fidelity National Title Group, Inc. Class A	64,100	1,162,133
First Financial Bankshares, Inc.	5,700	280,896
GameStop Corp. Class A (a)	10,300	310,648
Guess?, Inc.	31,750	826,770
Host Marriott Corp.	20,900	160,721
IDEX Corp.	35,400	893,850
IPC The Hospitalist Co., Inc. (a)	44,900	823,017
Informatica Corp. (a)	50,300	799,770
Integrated Device Technology, Inc. (a)	84,550	459,106
Inter Allscripts — Misys Healthcare Solutions, Inc.	30,300	376,326
Interactive Brokers Group, Inc. Class A (a)	15,400	227,150
Intersil Corp. Class A	81,300	943,080
Intrepid Potash, Inc. (a)	8,300	204,927
j2 Global Communications, Inc. (a)	51,450	1,234,285
K-Swiss, Inc. Class A	20,600	206,824
LKQ Corp. (a)	55,400	940,692
Landstar System, Inc.	16,600	591,126

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (continued) Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Linear Technology Corp.	26,400	$ 574,992
Marvel Entertainment, Inc. (a)	15,700	468,488
Maxim Integrated Products, Inc.	61,100	827,905
Melco Crown Entertainment Ltd. (a)(b)	116,900	531,895
Mentor Graphics Corp. (a)	46,500	312,480
Merit Medical Systems, Inc. (a)	86,800	1,346,268
MoSys, Inc. (a)	68,650	96,110
National Instruments Corp.	6,200	136,648
Nektar Therapeutics (a)	51,100	286,160
Nordson Corp.	13,000	471,640
Oceaneering International, Inc. (a)	11,100	505,827
Omnicare, Inc.	10,800	277,668
Owens-Illinois, Inc. (a)	31,800	775,602
Packaging Corp. of America	43,300	687,171
People's United Financial, Inc.	46,900	732,578
PetroHawk Energy Corp. (a)	58,700	1,385,320
Phase Forward, Inc. (a)	3,900	55,614
Phillips-Van Heusen Corp.	35,500	1,030,565
Polycom, Inc. (a)	40,950	763,308
Portland General Electric Co.	14,000	255,780
Priceline.com, Inc. (a)	2,925	283,988
Pride International, Inc. (a)	17,600	399,520
Regency Centers Corp.	9,000	337,050
Regis Corp.	33,500	641,190
Reinsurance Group of America, Inc.	12,900	410,091
RenaissanceRe Holdings Ltd.	8,200	399,012
Sanderson Farms, Inc.	12,500	498,750
Silgan Holdings, Inc.	16,200	753,138
Steel Dynamics, Inc.	26,400	328,680
SupportSoft, Inc. (a)	265,250	596,813
Sybase, Inc. (a)	31,550	1,071,438
Synaptics, Inc. (a)(c)	20,700	672,336
Tanger Factory Outlet Centers, Inc.	32,550	1,084,566
Timken Co.	19,150	307,932
US Airways Group, Inc. (a)	13,650	51,734
Universal Health Services, Inc. Class B	6,500	327,600
Urban Outfitters, Inc. (a)	37,500	730,875
Ventas, Inc.	10,400	297,856
Vishay Intertechnology, Inc. (a)	79,800	468,426
Watsco, Inc.	9,850	423,058
Winnebago Industries, Inc.	38,350	337,864
Zoran Corp. (a)	152,200	1,360,668
		53,592,143
Total Common Stocks — 91.7%		100,192,412
Exchange-Traded Funds
United States — 0.2%
iShares Russell Microcap Index Fund	6,550	200,561
Total Exchange-Traded Funds — 0.2%		200,561
Total Long-Term Investments
(Cost — $106,536,378) — 91.9%		100,392,973

	Par
Short-Term Securities	(000)	Value
Time Deposits — 10.2%
Citibank, 0.03%, 5/01/09	$11,102	$ 11,102,420
	Beneficial
	Interest
	(000)
Money Market Fund — 1.4%
BlackRock Liquidity Series, LLC
Money Market Series, 0.80% (d)(e)(f)	1,574	1,573,500
Total Short-Term Securities
(Cost — $12,675,920) — 11.6%		12,675,920
Total Investments (Cost — $119,212,298*) — 103.5%		113,068,893
Liabilities in Excess of Other Assets — (3.5)%		(3,829,961)
Net Assets — 100.0%		$109,238,932

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$123,071,584
Gross unrealized appreciation	$ 9,585,829
Gross unrealized depreciation	(19,588,520)
Net unrealized depreciation	$ (10,002,691)

(a) Non-income producing security.
(b) Depositary receipts.
(c) Security, or a portion of security, is on loan.
(d) Represents the current yield as of report date.
(e) Security was purchased with the cash proceeds from securities loans.
(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$287,633
BlackRock Liquidity Series, LLC
Money Market Series	$ 1,573,500	$ 51,806
FFI Premier Institutional Fund	(9,848,300)	—

See Notes to Financial Statements.

26 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments (concluded) Global SmallCap Portfolio

•Foreign currency exchange contracts as of April 30, 2009 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)
DKK 389,824		USD	68,710	State Street
				Bank &
				Trust Co.	5/01/09	$ 529
GBP	2,761	USD	4,033	State Street
				Bank &
				Trust Co.	5/01/09	51
USD	24,706	DKK	140,789	State Street
				Bank &
				Trust Co.	5/01/09	(301)
USD	558	GBP	382	State Street
				Bank &
				Trust Co.	5/01/09	(7)
USD	4,084	IDR 43,491,013		Brown
				Brothers
				Harriman & Co.	5/01/09	(25)
USD	35,879	JPY	3,469,492	State Street
				Bank &
				Trust Co.	5/01/09	698
DKK 195,276		USD	34,952	State Street
				Bank &
				Trust Co.	5/04/09	(271)
EUR	3,295	USD	4,321	State Street
				Bank &
				Trust Co.	5/04/09	39
ILS	66,887	USD	16,085	State Street
				Bank &
				Trust Co.	5/04/09	(67)
USD	5,720	ZAR	51,277	State Street
				Bank &
				Trust Co.	5/04/09	(330)
AUD	40,227	USD	29,574	State Street
				Bank &
				Trust Co.	5/05/09	(350)
CHF	18,169	USD	16,003	State Street
				Bank &
				Trust Co.	5/05/09	(83)
EUR	76,381	USD	101,732	State Street
				Bank &
				Trust Co.	5/05/09	(673)
CHF	8,598	USD	7,543	State Street
				Bank &
				Trust Co.	5/06/09	(9)
EUR	49,800	USD	65,991	State Street
				Bank &
				Trust Co.	5/06/09	(102)
GBP	40,704	USD	60,263	State Street
				Bank &
				Trust Co.	5/06/09	(47)
USD	18,417	GBP	12,436	State Street
				Bank &
				Trust Co.	5/06/09	21
USD	15,365	JPY	1,485,000	State Street
				Bank &
				Trust Co.	5/07/09	306
Total						$ (621)

•Currency Abbreviations:
AUD Australian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
IDR Indonesian Rupian
ILS Israeli Shekel
JPY Japanese Yen
USD US Dollar
ZAR South African Rand
•Effective May 1, 2008, the Portfolio adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determin-
ing the fair valuation of the Portfolio’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments*
	Assets	Assets	Liabilities
Level 1	$ 61,608,328	—	—
Level 2	51,460,565	$ 1,644	$ (2,265)
Level 3	—	—	—
Total	$113,068,893	$ 1,644	$ (2,265)

* Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Schedule of Investments April 30, 2009 Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
Alliant Techsystems, Inc. (a)	14,200	$ 1,131,030
Curtiss-Wright Corp.	25,900	828,023
		1,959,053
Airlines — 0.2%
Delta Air Lines, Inc. (a)	33,600	207,312
Biotechnology — 1.0%
Amylin Pharmaceuticals, Inc. (a)	26,300	287,722
Biogen Idec, Inc. (a)	4,700	227,198
Regeneron Pharmaceuticals, Inc. (a)	42,800	567,528
		1,082,448
Capital Markets — 1.5%
Affiliated Managers Group, Inc. (a)	10,900	619,665
Investment Technology Group, Inc. (a)	14,900	339,422
TD Ameritrade Holding Corp. (a)	38,700	615,717
		1,574,804
Chemicals — 2.3%
Airgas, Inc.	10,000	431,200
Cytec Industries, Inc.	25,600	508,416
FMC Corp.	6,500	316,745
Lubrizol Corp.	27,600	1,192,872
		2,449,233
Commercial Banks — 3.9%
BancorpSouth, Inc.	50,800	1,181,100
Cullen/Frost Bankers, Inc.	28,800	1,356,192
First Horizon National Corp.	1	16
M&T Bank Corp. (b)	15,300	802,485
Wilmington Trust Corp.	53,500	776,285
		4,116,078
Commercial Services & Supplies – 1.6%
Cintas Corp.	45,500	1,167,530
Republic Services, Inc. Class A	22,610	474,810
		1,642,340
Communications Equipment — 3.2%
Tellabs, Inc. (a)	643,700	3,372,988
Construction & Engineering — 2.2%
Foster Wheeler AG (a)	37,800	813,834
Jacobs Engineering Group, Inc. (a)	11,700	445,068
URS Corp. (a)	23,300	1,026,598
		2,285,500
Containers & Packaging — 1.1%
Bemis Co.	6,600	158,664
Packaging Corp. of America	22,400	355,488
Sonoco Products Co.	26,200	639,542
		1,153,694
Diversified Consumer Services – 0.9%
Brink's Home Security Holdings, Inc. (a)	12,700	337,566
Regis Corp.	31,750	607,695
		945,261
Diversified Telecommunication Services — 1.1%
Qwest Communications International Inc.	293,700	1,142,493
Electric Utilities — 0.9%
Cleco Corp.	46,000	970,140

Common Stocks	Shares	Value
Electrical Equipment — 0.2%
Hubbell, Inc. Class B	6,800	$ 225,760
Electronic Equipment, Instruments
& Components — 1.7%
Anixter International, Inc. (a)	28,400	1,129,752
Ingram Micro, Inc. Class A (a)	44,000	638,880
		1,768,632
Energy Equipment & Services — 2.0%
BJ Services Co.	97,500	1,354,275
Smith International, Inc.	29,200	754,820
		2,109,095
Food Products — 1.1%
Dean Foods Co. (a)	26,900	556,830
The J.M. Smucker Co.	11,000	433,400
Smithfield Foods, Inc. (a)	15,600	134,784
		1,125,014
Gas Utilities — 0.8%
Atmos Energy Corp.	32,900	812,959
Health Care Equipment & Supplies – 4.2%
Beckman Coulter, Inc.	9,600	504,576
Boston Scientific Corp. (a)	121,500	1,021,815
Covidien Ltd.	21,200	699,176
Inverness Medical Innovations, Inc. (a)	17,200	555,388
Zimmer Holdings, Inc. (a)	37,100	1,632,029
		4,412,984
Health Care Providers & Services – 1.4%
Henry Schein, Inc. (a)	12,200	500,688
Universal Health Services, Inc. Class B	18,800	947,520
		1,448,208
Health Care Technology — 0.6%
Cerner Corp. (a)	10,900	586,420
Hotels, Restaurants & Leisure — 0.9%
Burger King Holdings, Inc.	56,500	923,210
Household Durables — 0.6%
Jarden Corp. (a)	32,000	643,200
Household Products — 1.8%
Church & Dwight Co., Inc.	17,600	957,616
Clorox Co.	16,900	947,245
		1,904,861
IT Services — 2.8%
Convergys Corp. (a)	293,100	2,963,241
Insurance — 5.4%
Arch Capital Group Ltd. (a)	8,900	514,242
Axis Capital Holdings Ltd.	25,600	630,784
Fidelity National Title Group, Inc. Class A	55,600	1,008,028
The Hanover Insurance Group, Inc.	12,700	380,746
MetLife, Inc.	34,200	1,017,450
PartnerRe Ltd.	7,400	504,606
Prudential Financial, Inc.	35,900	1,036,792
W.R. Berkley Corp.	25,500	609,705
		5,702,353
Internet & Catalog Retail — 0.9%
IAC/InterActiveCorp. (a)	61,600	986,832
Leisure Equipment & Products — 1.1%
Mattel, Inc.	77,800	1,163,888

See Notes to Financial Statements.

28 MANAGED ACCOUNT SERIES APRIL 30, 2009

Schedule of Investments (continued) Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc. (a)	13,500	$ 473,580
Machinery — 6.4%
AGCO Corp. (a)	40,700	989,010
Dover Corp.	47,300	1,455,894
Joy Global, Inc.	35,900	915,450
Parker Hannifin Corp.	48,900	2,217,615
Timken Co.	72,500	1,165,800
		6,743,769
Media — 1.7%
Harte-Hanks, Inc.	221,200	1,827,112
Metals & Mining — 0.9%
Carpenter Technology Corp.	12,200	252,174
Steel Dynamics, Inc.	54,900	683,505
		935,679
Multi-Utilities — 6.0%
Alliant Energy Corp.	85,000	1,900,600
OGE Energy Corp.	96,400	2,478,444
Wisconsin Energy Corp.	49,900	1,994,004
		6,373,048
Oil, Gas & Consumable Fuels — 4.8%
Cabot Oil & Gas Corp. Class A	57,800	1,744,982
Denbury Resources, Inc. (a)	22,300	363,044
Newfield Exploration Co. (a)	40,200	1,253,436
PetroHawk Energy Corp. (a)	19,800	467,280
Plains Exploration & Production Co. (a)	67,200	1,268,064
		5,096,806
Personal Products — 0.7%
Alberto-Culver Co.	16,600	370,014
Mead Johnson Nutrition Co. (a)	13,500	381,375
		751,389
Pharmaceuticals — 2.9%
King Pharmaceuticals, Inc. (a)	141,000	1,111,080
Medicis Pharmaceutical Corp. Class A	74,800	1,202,036
Sepracor, Inc. (a)	51,200	727,552
		3,040,668
Real Estate Investment Trusts (REITs) — 1.7%
Alexandria Real Estate Equities, Inc.	6,800	248,064
Federal Realty Investment Trust	12,800	706,560
Host Marriott Corp.	20,200	155,338
Omega Healthcare Investors, Inc.	32,200	506,184
UDR, Inc.	18,200	183,274
		1,799,420
Real Estate Management & Development — 1.3%
Jones Lang LaSalle, Inc.	21,700	700,259
The St. Joe Co. (a)	28,800	716,544
		1,416,803
Road & Rail — 0.8%
J.B. Hunt Transport Services, Inc.	31,700	891,404
Semiconductors & Semiconductor Equipment — 2.2%
KLA-Tencor Corp.	34,600	959,804
Microchip Technology, Inc. (b)	57,400	1,320,200
		2,280,004

Common Stocks	Shares	Value
Software — 6.6%
Activision Blizzard, Inc. (a)	76,700	$ 826,059
Amdocs Ltd. (a)	40,000	837,200
CA, Inc.	41,600	717,600
Novell, Inc. (a)	619,600	2,329,696
Synopsys, Inc. (a)	40,600	884,268
TIBCO Software, Inc. (a)	222,200	1,404,304
		6,999,127
Specialty Retail — 3.8%
The Gap, Inc.	76,800	1,193,472
Limited Brands, Inc.	116,000	1,324,720
RadioShack Corp.	57,500	809,600
Urban Outfitters, Inc. (a)	35,200	686,048
		4,013,840
Textiles, Apparel & Luxury Goods — 1.2%
Phillips-Van Heusen Corp.	17,700	513,831
VF Corp.	12,800	758,656
		1,272,487
Thrifts & Mortgage Finance — 0.8%
New York Community Bancorp, Inc. (b)	41,000	463,710
People's United Financial, Inc.	27,500	429,550
		893,260
Total Common Stocks — 89.6%		94,486,397
Exchange-Traded Funds
iShares Russell Midcap Growth Index Fund	39,300	1,353,885
MidCap SPDR Trust Series 1	17,900	1,821,146
SPDR Gold Trust (a)	26,600	2,321,382
SPDR KBW Regional Banking (b)	54,200	1,130,070
Total Exchange-Traded Funds — 6.3%		6,626,483
Total Long-Term Investments
(Cost — $103,123,902) — 95.9%		101,112,880
	Par
Short-Term Securities	(000)
Time Deposits — 2.9%
Wells Fargo, 0.03%, 5/01/09	$3,019	3,018,951
	Beneficial
	Interest
	(000)
Money Market — 3.3%
BlackRock Liquidity Series, LLC
Money Market Series, 0.80% (c)(d)(e)	$3,513	3,513,000
Total Short-Term Securities
(Cost — $6,531,951) — 6.2%		6,531,951
Total Investments (Cost — $109,655,853*) — 102.1%		107,644,831
Liabilities in Excess of Other Assets — (2.1)%		(2,245,995)
Net Assets — 100.0%		$105,398,836

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2009 29

Schedule of Investments (concluded) Mid Cap Value Opportunities Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 116,146,605
Gross unrealized appreciation	$ 7,185,703
Gross unrealized depreciation	(15,687,477)
Net unrealized depreciation	$ (8,501,774)

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Represents the current yield as of report date.
(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$71,102
BlackRock Liquidity Series, LLC
Money Market Series	$ 3,513,000	$84,444
FFI Premier Institutional Fund	$(7,241,650)	—

(e) Security was purchased with the cash proceeds from securities loans.
•For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•Effective May 1, 2008, the Portfolio adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional dis-
closures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of April 30, 2009 in determin-
ing the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1	$ 101,112,880
Level 2	6,531,951
Level 3	—
Total	$ 107,644,831

See Notes to Financial Statements.

30 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Statements of Assets and Liabilities
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2009	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at value — unaffiliated[1,2]	$188,401,184	$ 75,523,284	$111,495,393	$104,131,831
Investments at value — affiliated[3]	—	628,303	1,573,500	3,513,000
Cash	2,686,361	52,283	—	—
Foreign currency at value[4]	—	6,786	56,848	—
Cash on deposit for futures	66,000	—	—	—
Unrealized appreciation on swaps	5,362,340	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	1,641	1,644	—
Investments sold receivable	102,871,236	1,594,898	212,910	4,858,000
Interest receivable	705,288	2,145,551	—	—
Swaps receivable	704,940	—	—	—
Dividends receivable	—	7,491	326,975	80,010
Capital shares sold receivable	80,232	75,119	112,167	110,070
Investment advisory fees receivable	26,238	21,712	22,474	18,020
Principal paydowns receivable	23,730	799	—	—
Prepaid expenses	7,273	5,941	7,614	9,271
Securities lending income receivable — affiliated	—	—	2,916	16,371
Total assets	300,934,822	80,063,808	113,812,441	112,736,573
Liabilities
TBA sale commitments, at value[5]	68,707,947	—	—	—
Unrealized depreciation on swaps	4,623,566	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	108,396	2,265	—
Collateral at value — securities loaned	—	—	1,573,500	3,513,000
Reverse repurchase agreements	11,791,000	—	—	—
Collateral received for swaps	100,000	—	—	—
Investments purchased payable	104,222,757	2,121,328	1,075,305	1,953,284
Capital shares redeemed payable	383,122	484,926	1,820,638	1,841,620
Dividends payable	646,818	685,089	—	—
Swaps payable	652,660	—	—	—
Other affiliates payable	3,445	3,045	3,273	3,245
Interest expense payable	2,063	—	—	—
Margin variation payable	475	—	—	—
Officer’s and Directors’ fees payable	75	46	66	100
Other accrued expenses payable	32,248	27,389	98,462	26,488
Total liabilities.	191,166,176	3,430,219	4,573,509	7,337,737
Net Assets	$109,768,646	$ 76,633,589	$109,238,932	$105,398,836
Net Assets Consist of
Paid-in capital	$114,277,517	$113,212,203	$150,602,329	$166,952,580
Undistributed (distributions in excess of) net investment income	673,790	(43,735)	1,612,917	330,973
Accumulated net realized loss	(1,340,662)	(16,280,272)	(36,830,421)	(59,873,695)
Net unrealized appreciation/depreciation	(3,841,999)	(20,254,607)	(6,145,893)	(2,011,022)
Net Assets	$109,768,646	$ 76,633,589	$109,238,932	$105,398,836
Net asset value per share[6]	$ 9.64	$ 7.10	$ 8.28	$ 6.78
[1] Cost — unaffiliated	$192,919,827	$ 95,671,988	$117,638,798	$106,142,853
[2] Securities loaned at value	—	—	$ 1,565,550	$ 3,389,300
[3] Cost — affiliated	—	$ 628,303	$ 1,573,500	$ 3,513,000
[4] Foreign currency at cost	—	$ 6,791	$ 54,551	—
[5] Proceeds from TBA sale commitments	$ 68,656,160	—	—	—
[6] Shares outstanding, unlimited shares authorized, $0.01 par value	11,386,100	10,800,723	13,186,771	15,547,616
See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Statements of Operations
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
Year Ended April 30, 2009	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Dividends	$ —	$ 27,622	$ 2,133,072	$ 2,224,746
Foreign withholding tax	—	—	(122,343)	(1,080)
Interest	7,869,208	9,461,301	2,206	1,774
Income — affiliated	221,643	119,271	287,633	71,102
Securities lending — affiliated	—	—	51,806	84,444
Facility and other fees	—	40,431	—	—
Total income	8,090,851	9,648,625	2,352,374	2,380,986
Expenses
Investment advisory	619,529	381,508	1,115,773	832,888
Custodian	30,218	15,532	269,388	35,820
Accounting services	61,950	53,783	72,466	62,093
Professional	40,306	45,625	55,608	40,297
Transfer agent	33,539	30,480	56,971	56,843
Printing	21,967	15,396	21,682	22,237
Registration	19,005	18,227	17,776	18,093
Officer and Directors	17,218	15,918	16,875	17,052
Miscellaneous	29,421	43,713	22,498	14,157
Total expenses excluding interest expense	873,153	620,182	1,649,037	1,099,480
Interest expense	250,965	—	—	—
Total expenses	1,124,118	620,182	1,649,037	1,099,480
Less fees waived and reimbursed by advisor	(871,091)	(619,411)	(1,649,037)	(1,099,480)
Less fees paid indirectly	(2,062)	(771)	—	—
Total expenses after fees waived, reimbursed and paid indirectly	250,965	—	—	—
Net investment income	7,839,886	9,648,625	2,352,374	2,380,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	394,062	(13,979,349)	(34,897,652)	(53,221,190)
Investments — affiliated	(334,505)	—	—	—
Futures and swaps	577,928	(194,177)	—	—
Foreign currency	—	388,513	(114,491)	—
Options written	174,817	—	(280,916)	—
Borrowed bonds	(1,007,712)	—	—	—
	(195,410)	(13,785,013)	(35,293,059)	(53,221,190)
Net change in unrealized appreciation/depreciation on:
Investments	(4,249,777)	(15,038,092)	(20,321,240)	582,993
Futures and swaps	(161,972)	25,910	—	—
Foreign currency	—	(117,760)	(8,765)	—
Options written	27,780	—	(21,624)	—
Unfunded loan commitments	—	741	—	—
TBA sale commitments	9,459	—	—	—
	(4,374,510)	(15,129,201)	(20,351,629)	582,993
Total realized and unrealized loss	(4,569,920)	(28,914,214)	(55,644,688)	(52,638,197)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,269,966	$ (19,265,589)	$ (53,292,314)	$ (50,257,211)

See Notes to Financial Statements.

32 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Statements of Changes in Net Assets
	U.S. Mortgage Portfolio		High Income Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income	$ 7,839,886	$ 7,797,552	$ 9,648,625	$ 8,918,601
Net realized loss	(195,410)	(342,617)	(13,785,013)	(2,158,540)
Net change in unrealized appreciation/depreciation	(4,374,510)	508,646	(15,129,201)	(7,689,416)
Net increase (decrease) in net assets resulting from operations	3,269,966	7,963,581	(19,265,589)	(929,355)
Dividends and Distributions to Shareholders From
Net investment income	(7,570,116)	(7,874,222)	(10,005,388)	(8,932,448)
Net realized gain	—	—	—	(2,296)
Decrease in net assets resulting from dividends and distributions to shareholders	(7,570,116)	(7,874,222)	(10,005,388)	(8,934,744)
Capital Share Transactions
Net increase (decrease) in net assets derived from share transactions	(28,244,532)	21,546,683	(7,733,882)	28,734,944
Net Assets
Total increase (decrease) in net assets	(32,544,682)	21,636,042	(37,004,859)	18,870,845
Beginning of year	142,313,328	120,677,286	113,638,448	94,767,603
End of year	$109,768,646	$142,313,328	$ 76,633,589	$113,638,448
End of year undistributed (distributions in excess of) net investment income	$ 673,790	$ 179,022	$ (43,735)	$ (82,462)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Statements of Changes in Net Assets (concluded)
			Mid Cap Value
	Global SmallCap Portfolio		Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income	$ 2,352,374	$ 2,182,985	$ 2,380,986	$ 1,692,939
Net realized gain (loss)	(35,293,059)	10,789,472	(53,221,190)	1,318,315
Net change in unrealized appreciation/depreciation	(20,351,629)	(8,321,202)	582,993	(11,239,493)
Net increase (decrease) in net assets resulting from operations	(53,292,314)	4,651,255	(50,257,211)	(8,228,239)
Dividends and Distributions to Shareholders From
Net investment income	(1,292,211)	(3,621,765)	(2,709,708)	(1,448,550)
Net realized gain	(3,206,259)	(11,916,272)	—	(14,399,620)
Decrease in net assets resulting from dividends and distributions to shareholders	(4,498,470)	(15,538,037)	(2,709,708)	(15,848,170)
Capital Share Transactions
Net increase (decrease) in net assets derived from share transactions	2,646,701	40,899,511	(1,950,293)	57,133,522
Net Assets
Total increase (decrease) in net assets	(55,144,083)	30,012,729	(54,917,212)	33,057,113
Beginning of year	164,383,015	134,370,286	160,316,048	127,258,935
End of year	$109,238,932	$164,383,015	$105,398,836	$160,316,048
End of year undistributed net investment income	$ 1,612,917	$ 441,751	$ 330,973	$ 659,695

See Notes to Financial Statements.

34 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Financial Highlights
		U.S. Mortgage Portfolio				High Income Portfolio
				Period				Period
				July 29, 2005[1]				July 29, 2005[1]
	Year Ended April 30,				Year Ended April 30,
				to April 30,				to April 30,
	2009	2008	2007	2006	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 9.88	$ 9.90	$ 9.72	$ 10.00	$ 9.36	$ 10.29	$ 9.95	$ 10.00
Net investment income[2]	0.56	0.56	0.53	0.34	0.80	0.82	0.78	0.54
Net realized and unrealized gain (loss)	(0.26)	(0.02)	0.15	(0.28)	(2.24)	(0.93)	0.36	0.03
Net increase (decrease) from investment operations	0.30	0.54	0.68	0.06	(1.44)	(0.11)	1.14	0.57
Dividends and distributions from:
Net investment income	(0.54)	(0.56)	(0.50)	(0.34)	(0.82)	(0.82)	(0.80)	(0.62)
Net realized gain	—	—	—	—	—	(0.00)[3]	—	—
Total dividends and distributions	(0.54)	(0.56)	(0.50)	(0.34)	(0.82)	(0.82)	(0.80)	(0.62)
Net asset value, end of period	$ 9.64	$ 9.88	$ 9.90	$ 9.72	$ 7.10	$ 9.36	$ 10.29	$ 9.95
Total Investment Return
Based on net asset value	3.26%	5.63%	7.19%	0.57%[4]	(15.17)%	(0.98)%	11.98%	6.01%[4]
Ratios to Average Net Assets
Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.00%[5]	0.00%[5]	0.00%	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]
Total expenses after fees waived, reimbursed and
paid indirectly	0.19%	0.39%	0.00%	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]
Total expenses	0.83%	1.02%	0.67%	0.75%[6]	0.67%	0.62%	0.66%	0.72%[6]
Net investment income	5.82%	5.64%	5.37%	4.57%[6]	10.37%	8.47%	7.97%	8.24%[6]
Supplemental Data
Net assets, end of period (000)	$ 109,769	$ 142,254	$ 120,677	$ 83,031	$ 76,634	$ 113,638	$ 94,768	$ 89,219
Portfolio turnover	1,642%[7]	2,804%[8]	1,316%	382%	80%	58%	91%	61%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Aggregate total investment return.
5 Less than 0.01%.
6 Annualized.
7 Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
8 Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Financial Highlights (concluded)
		Global SmallCap Portfolio			Mid Cap Value Opportunities Portfolio
				Period				Period
			August 2, 2005[1]				August 2, 2005[1]
	Year Ended April 30,				Year Ended April 30,
				to April 30,				to April 30,
	2009	2008	2007	2006	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 12.38	$ 13.36	$ 11.84	$ 10.00	$ 9.97	$ 11.95	$ 11.50	$ 10.00
Net investment income[2]	0.17	0.19	0.21	0.12	0.15	0.13	0.15	0.11
Net realized and unrealized gain (loss)	(3.93)	0.26	1.51	1.73	(3.17)	(0.80)	1.15	1.48
Net increase (decrease) from investment operations	(3.76)	0.45	1.72	1.85	(3.02)	(0.67)	1.30	1.59
Dividends and distributions from:
Net investment income	(0.10)	(0.34)	(0.10)	(0.01)	(0.17)	(0.12)	(0.13)	(0.06)
Net realized gain	(0.24)	(1.09)	(0.10)	(0.00)[3]	—	(1.19)	(0.72)	(0.03)
Total dividends and distributions	(0.34)	(1.43)	(0.20)	(0.01)	(0.17)	(1.31)	(0.85)	(0.09)
Net asset value, end of period	$ 8.28	$ 12.38	$ 13.36	$ 11.84	$ 6.78	$ 9.97	$ 11.95	$ 11.50
Total Investment Return
Based on net asset value	(31.22)%	2.85%	15.03%	18.56%[4]	(30.28)%	(6.54)%	12.51%	15.97%[4]
Ratios to Average Net Assets
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%[5]	0.00%	0.00%	0.00%	0.00%[5]
Total expenses	1.26%	1.22%	1.29%	1.47%[5]	0.86%	0.85%	0.89%	1.00%[5]
Net investment income	1.79%	1.48%	1.74%	1.51%[5]	1.86%	1.22%	1.34%	1.43%[5]
Supplemental Data
Net assets, end of period (000)	$ 109,239	$ 164,383	$ 134,370	$ 79,601	$ 105,399	$ 160,316	$ 127,259	$ 78,386
Portfolio turnover	120%	110%	96%	63%	179%	148%	78%	84%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

36 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as a diversified, open-end management investment company. U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap
Portfolio and Mid Cap Value Opportunities Portfolio (the “Portfolios” or
individually the “Portfolio”) are each a series of the Fund. Each Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Investors may only purchase shares in the four investment portfolios described herein by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee pro-
grams including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). Investments in open-end investment companies are valued at net-asset value each business day.
Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securi-
ties with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable invest-
ments, various relationships observed in the market between invest-
ments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to a benchmark yield based on the unique attributes of the tranche. The Portfolios value their investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an inde-
pendent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is sub-
sequently reported to the Board or a committee thereof.

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the
Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

the settlement date of the contract is an interim date for which quota-
tions are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the
Portfolios and to hedge, or protect, its exposure to interest rate move-
ments and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Financial futures contracts — The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for investment purposes or to manage their interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recog-
nized by the Portfolio as unrealized gains or losses. When the con-
tract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•Forward foreign currency exchange contracts — A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date.
The Portfolios may enter into forward foreign currency exchange con-
tracts as a hedge against either specific transactions or portfolio positions. Forward foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolios. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign cur-
rency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unantici-
pated movements in the value of a foreign currency relative to the
US dollar.

•Options — The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right
(but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is sub-
sequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Portfolio pur-
chasing a security at a price different from the current market value.
The Portfolio may execute transactions in both listed and over-the-
counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

•Covered call options — The Portfolios may sell covered call options which are options that give the purchaser the right to require the
Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the under-
lying security has gone down the premium received by the Portfolio will partially offset any unrealized losses on the underlying security.
By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

•Swaps — The Portfolios may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net pay-
ments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying
Statements of Operations as realized gains or losses, respectively.
Gains or losses are realized upon termination of the swap agree-

38 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

ments. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or dis-
agree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps — Certain Portfolios may enter into credit default swaps for investment purposes or to manage their credit risk. Each
Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection)
and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agree-
ments in which one party pays fixed periodic payments to a counter-
party in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g.
bankruptcy, failure to pay, obligation accelerators, repudiation, mora-
torium or restructuring). A Trust may either buy or sell (write) credit default swaps. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or under-
lying securities comprising of an index. As a seller (writer), the
Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.
In the event of default by the counterparty, the Portfolio may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Interest rate swaps — Certain Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk.
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps — The Trusts may enter into total return swaps for investment purposes or to manage their interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a pay-
ment from or make a payment to the counterparty.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as compo-
nents of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset and Mortgaged-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional owner-
ship interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obliga-
tions of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans)
may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-
backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase in the secondary market certain mort-
gage pass-through securities. There are a number of important differ-
ences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the
Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.
However, mortgage-related securities issued by the Federal National
Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United
States and are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the
Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets under-
lying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by
GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general,
CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mort-
gage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-
through securities. Classes of CMOs include interest only (“IOs”), princi-
pal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-
backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal compo-
nents. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of
IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Borrowed Bond Agreements: In a borrowed bond agreement, the
Portfolios borrow securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date.
Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Portfolios’ prime broker or third party broker takes possession of the underlying collateral securi-
ties or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Portfolios may be delayed or limited.

Borrowed Bonds: Certain Portfolios may engage in short selling of secu-
rities as a method of managing potential price declines in similar securi-
ties owned by the Portfolio. When a Portfolio engages in short selling, it may enter into a borrowed bond agreement to borrow the security sold short and deliver it to the broker dealer with which it engaged in the short sale. A gain, limited to the price at which a Portfolio sold the secu-
rity short or pursuant to the borrowed bond agreement, or a loss, unlim-
ited as to dollar amount, will be recognized upon the termination of a short sale or borrowed bond agreement if the market price is greater or less than the proceeds originally received.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks.
Preferred stock has a preference over common stock in liquidation
(and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a pre-
ferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell mortgage-
backed securities and simultaneously contract to repurchase substan-
tially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are

40 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold.
Proceeds of the sale will be invested in additional instruments for the
Portfolios, and the income from these investments will generate income for the Portfolios. The Portfolios will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securi-
ties that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. If investment perform-
ance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment perform-
ance of the Portfolios

Floating Rate Loans: High Income Portfolio may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations.
Floating rate loans are senior in the debt structure of a corporation.
Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate),
(ii) the prime rate offered by one or more U.S. banks or (iii) the certifi-
cate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, con-
sent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When the Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the
Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

The Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Portfolio may invest in such loans in the form of participations in loans

(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The
Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collat-
eral supporting the loan in which it has purchased the Participation.

As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s invest-
ments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments, When-Issued and Delayed Delivery Securities:
Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis.
Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may pur-
chase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities pur-
chased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the pur-
chaser is not entitled to any of the interest earned prior to settlement.
When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

TBA Commitments: Certain Portfolios may enter into to-be-announced
(“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers.
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutu-
ally agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competi-
tive market rates determined at the time of issuance. The Portfolios may

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determina-
tion by the other party, or its trustee or receiver, whether to enforce the
Portfolios’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that each Portfolio segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, swaps, forward foreign currency exchange contracts or financial futures contracts) or certain borrowings (e.g., reverse repurchase agree-
ments), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements and swaps).

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Portfolios have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate invest-
ment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

Dividends and Distributions: For Global SmallCap Portfolio and Mid
Cap Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income
Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: Each Portfolio may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day.
The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are ter-
minable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral.
The Portfolio also could suffer a loss if the value of the investment purchased with cash collateral falls below the market value of the loaned securities.

Income Taxes: It is each of the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Portfolios US federal tax returns remains open for the four years ended April 30, 2009. The statutes of limitations on the Portfolios’
state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of
Financial Accounting Standards No. 161, “Disclosures about Derivative
Instruments and Hedging Activities — an amendment of FASB Statement
No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced dis-
closure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instru-
ments affect an entity’s results of operations and financial position.
FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each of the Portfolio’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to each of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the
Statements of Operations as fees paid indirectly.

42 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Fund, on behalf of each Portfolio, has entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administration services. The PNC
Financial Services Group, Inc. (“PNC”) and Bank of America Corporation
(“BAC”) are the largest stockholders of BlackRock. BAC became a stock-
holder of BlackRock following its acquisition of Merrill Lynch & Co., Inc.
(“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and
Merrill Lynch were considered affiliates of the Fund under the 1940 Act.
Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each of the Fund’s portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio.
For such services, the Advisor is entitled to a monthly fee from each
Portfolio at the annual rates set forth below, which are based on each
Portfolio’s average daily net assets.

Investment
Advisory Fee
U.S. Mortgage Portfolio	0.46%
High Income Portfolio	0.41%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

The Advisor has contractually agreed to waive all fees and pay or reim-
burse all operating expenses of each Portfolio, except extraordinary expenses and interest expense. This agreement has no fixed term.
Although the Portfolios do not compensate the Advisor directly for its services under the Investment Advisory Agreement, because each Portfolio is an investment option for certain “wrap-fee” or other separately man-
aged account program clients, the Advisor may benefit from the fees charged to such clients who have retained the Advisor’s affiliates to manage their accounts. The Advisor waived fees for each Portfolio as follows, which are included in fees waived and reimbursed by the
Advisor on the Statements of Operations:

	Investment	Investment
	Advisory Fee	Advisory Fee
	Earned	Waived
U.S. Mortgage Portfolio	$ 619,529	$ 619,529
High Income Portfolio	$ 381,508	$ 381,508
Global SmallCap Portfolio	$1,115,773	$1,115,773
Mid Cap Value Opportunities Portfolio	$ 832,888	$ 832,888

In addition, for the year ended April 30, 2009, the Advisor reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by advisor on the Statements of Operations:

Reimbursement
from
Advisor
U.S. Mortgage Portfolio	$251,562
High Income Portfolio	$237,903
Global SmallCap Portfolio	$533,264
Mid Cap Value Opportunities Portfolio	$266,592

The Advisor, on behalf of U.S. Mortgage Portfolio and High Income
Portfolio, has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc., (“BFM”) an affiliate of the
Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolios to the Advisor.

The Advisor, on behalf of Global SmallCap Portfolio and Mid Cap Value
Opportunities Portfolio, has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, (“BIM”) an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolios to the Advisor.

For the year ended April 30, 2009, each Portfolio reimbursed the
Advisor for certain accounting services, which are included in accounting services in the Statements of Operations, as follows:

U.S. Mortgage Portfolio	$2,643
High Income Portfolio	$1,723
Global SmallCap Portfolio	$2,485
Mid Cap Value Opportunities Portfolio	$2,438

Effective October 1, 2008, the Fund has entered into a separate
Distribution Agreement and Distribution Plan with BlackRock
Investments, LLC (“BIL”) which replaced FAM Distributors, Inc. (“FAMD”)
and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BIL and BDI are affili-
ates of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Portfolios’ trans-
fer agent and dividend disbursing agent. Transfer agency fees borne by the Portfolios are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

Pursuant to written agreements, certain affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account. For the year ended April 30, 2009, the Portfolios paid the fol-
lowing amounts, which are a component of transfer agent fees in the accompanying Statements of Operations:

U.S. Mortgage Portfolio	$12,319
High Income Portfolio	$10,199
Global SmallCap Portfolio	$27,655
Mid Cap Value Opportunities Portfolio	$27,557

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith
Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates.
For the year ended April 30, 2009, BIM received securities lending agent fees as follows:

Global SmallCap Portfolio	$12,835
Mid Cap Value Opportunities Portfolio	$20,929

In addition, for the period May 1, 2008 through December 31, 2008,
MLPF&S received commissions on the execution of portfolio transactions for certain portfolios as follows:

Commissions
Global SmallCap Portfolio	$30,053
Mid Cap Value Opportunities Portfolio	$62,756

Subsequent to that date, neither MLPF&S or Merrill Lynch are consid-
ered affiliates of the Portfolios.

For a portion of the year ended April 30, 2009, Piper Jaffray was considered to be an affiliate of the Advisor and received $1,503 in commissions on the execution of portfolio transactions for Mid Cap
Value Opportunities.

As mentioned above, the Advisor will reimburse the Portfolios for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of each Portfolio are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the advisor for compensation paid to the Portfolios’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments (including paydowns, TBA trans-
actions and excluding short-term securities and U.S. government securi-
ties), for the year ended April 30, 2009, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$2,374,622,064	$2,425,189,916
High Income Portfolio	$ 70,380,695	$ 69,016,698
Global SmallCap Portfolio	$ 146,738,431	$ 141,272,341
Mid Cap Value Opportunities Portfolio	$ 225,425,807	$ 224,978,658

For the year ended April 30, 2009, purchases and sales of U.S. govern-
ment securities for U.S. Mortgage Portfolio were $98,392,611 and

$97,488,246, respectively.
For the year ended April 30, 2009, purchases and sales attributed to mortgage dollar rolls for U.S. Mortgage Portfolio were $1,803,744,625 and $1,824,135,237, respectively.
U.S. Mortgage Portfolio
Transactions in call options written for the year ended April 30, 2009, were as follows:
		Premiums
	Contracts†	Received
Outstanding call options written,
beginning of year	10	$ 477,500
Options written	11	702,075
Options closed	(21)	(1,179,575)
Outstanding call options written, end
of year	—	$ —
† One contract represents a notional amount of $1,000,000.
Transactions in put options written for the year ended April 30, 2009, were as follows:
		Premiums
	Contracts†	Received
Outstanding put options written,
beginning of year	10	$ 477,500
Options written	11	702,075
Options closed	(21)	(1,179,575)
Outstanding put options written, end
of year	—	$ —
† One contract represents a notional amount of $1,000,000.

44 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Notes to Financial Statements (continued)

Global SmallCap Portfolio

Transactions in call options written for the year ended April 30, 2009, were as follows:

		Premiums
	Contracts	Received
Outstanding call options written,
beginning of year	411	$ 35,112
Options written	1,005	475,959
Options exercised	(403)	(368,945)
Options expired	(522)	(14,730)
Options closed	(491)	(127,396)
Outstanding call options written, end
of year	—	$ —

4. Short-Term Borrowings:

The Fund, on behalf of each Portfolio, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Fund’s current
Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Each Portfolio pays a com-
mitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended April 30, 2009.

5. Commitments:

High Income Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until perma-
nent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the
Statements of Operations as facility and other fees, is recognized ratably over the commitment period.

6. Reverse Repurchase Agreements:

For the year ended April 30, 2009, the U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements outstanding was approximately $4,087,431 and the daily weighted average interest rate was 1.29%.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30,
2009 attributable to the difference between book and tax amortization methods on fixed income securities, accounting for swap agreements, the classification of investments, foreign currency transactions, gains from the sale of stock of passive foreign investment companies, the reclassification of distributions and paydown gains (losses) were reclassified to the following accounts:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed (distributions in excess of) net investment income	$ 224,998	$ 395,490	$ 111,003	—
Accumulated net realized loss	$ (224,998)	$ (395,490)	$ (111,003)	—

The tax character of distributions paid during the years ended April 30, 2009 and April 30, 2008 were as follows:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Ordinary income
4/30/09	$ 7,570,116	$ 10,005,388	$ 1,310,296	$ 2,709,708
4/30/08	7,874,222	8,932,448	8,924,578	11,860,711
Long-term capital gain
4/30/09	—	—	3,188,174	—
4/30/08	—	2,296	6,613,459	3,987,459
Total
4/30/09	$ 7,570,116	$ 10,005,388	$ 4,498,470	$ 2,709,708
4/30/08	$ 7,874,222	$ 8,934,744	$ 15,538,037	$ 15,848,170

MANAGED ACCOUNT SERIES APRIL 30, 2009 45

Notes to Financial Statements (continued)

As of April 30, 2009, the tax components of accumulated losses were as follows:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
Undistributed ordinary income	$ 673,790	$ 145,186	$ 1,636,745	$ 308,007
Capital loss carryforwards	(290,219)	(6,583,021)	(6,947,121)	(12,666,308)
Net unrealized losses*	(4,892,442)	(30,140,779)	(36,053,021)	(49,195,443)
Total Accumulated Net Losses	$ (4,508,871)	$(36,578,614)	$(41,363,397)	$(61,553,744)

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unreal-
ized gains (losses) on futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income and the classifications of investments.

As of April 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio
2016	—	$ 62,989	—	—
2017	$ 290,219	$ 6,520,032	$ 6,947,121	$12,666,308
Total	$ 290,219	$ 6,583,021	$ 6,947,121	$12,666,308

8. Capital Share Transactions:

Transactions in shares were as follows:

	Year Ended		Year Ended
	April 30, 2009		April 30, 2008
	Shares	Amount	Shares	Amount
U.S. Mortgage Portfolio
Shares sold	3,903,842	$ 37,295,406	5,216,236	$ 51,448,188
Shares redeemed	(6,921,378)	(65,539,938)	(3,005,456)	(29,901,505)
Net increase (decrease)	(3,017,536)	$ (28,244,532)	2,210,780	$ 21,546,683
High Income Portfolio
Shares sold	3,079,637	$ 24,426,467	4,753,143	$ 45,930,852
Shares redeemed	(4,424,874)	(32,160,349)	(1,820,602)	(17,195,908)
Net increase (decrease)	(1,345,237)	$ (7,733,882)	2,932,541	$ 28,734,944
Global SmallCap Portfolio
Shares sold	6,112,375	$ 56,565,390	5,587,722	$ 71,363,229
Shares redeemed	(6,200,239)	(53,918,689)	(2,370,271)	(30,463,718)
Net increase (decrease)	(87,864)	$ 2,646,701	3,217,451	$ 40,899,511
Mid Cap Value Opportunities Portfolio
Shares sold	7,225,032	$ 53,702,870	7,966,172	$ 83,365,088
Shares redeemed	(7,764,086)	(55,653,163)	(2,532,631)	(26,231,566)
Net increase (decrease)	(539,054)	$ (1,950,293)	5,433,541	$ 57,133,522

46 MANAGED ACCOUNT SERIES APRIL 30, 2009

Notes to Financial Statements (concluded)

9. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obliga-
tions (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the
Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterpar-
ties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statement of Assets and Liabilities.

As of April 30, 2009, Global SmallCap Portfolio had the following industry classifications:

Percent of
Long-Term
Investments
Software	6%
Semiconductors & Semiconductor Equipment	6
Insurance	6
Commercial Banks	5
Specialty Retail	4
Oil, Gas & Consumable Fuels	4
Real Estate Investment Trusts (REITs)	4
Machinery	3
Internet Software & Services	3
Chemicals	3
Communications Equipment	3
Energy Equipment & Services	3
Containers & Packaging	3
Airlines	3
Metals & Mining	2
Pharmaceuticals	2
Textiles, Apparel & Luxury Goods	2
Commercial Services & Supplies	2
Health Care Equipment & Supplies	2
Food Products	2
Biotechnology	2
Auto Components	2
Health Care Providers & Services	2
Professional Services	2
Media	2
Industrial Conglomerates	1
Electrical Equipment	1
Life Sciences Tools & Services	1
Diversified Financial Services	1
Capital Markets	1
Real Estate Management & Development	1
Hotels, Restaurants & Leisure	1
Beverages	1
Multiline Retail	1
Distributors	1
Road & Rail	1
Gas Utilities	1
Trading Companies & Distributors	1
Transportation Infrastructure	1
Health Care Technology	1
Thrifts & Mortgage Finance	1
Aerospace & Defense	1
Computers & Peripherals	1
Diversified Consumer Services	1
Electronic Equipment, Instruments & Components	1
Leisure Equipment & Products	1
Independent Power Producers & Energy Traders	1

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the
“Fund”), comprising U.S. Mortgage Portfolio, High Income Portfolio,
Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio
as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodians, brokers and financial intermediaries;
where replies were not received from brokers or financial intermediaries, we performed other auditing procedures. We believe that our audits pro-
vide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Managed Account Series as of April 30,
2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 26, 2009

48 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Important Tax Information

U.S. Mortgage Portfolio

The following information is provided with respect to the ordinary income distributions paid by U.S. Mortgage Portfolio of Managed Account Series during the fiscal year ended April 30, 2009:

Interest-Related Dividends for Non-U.S. Residents
Months Paid:	May 2008 — December 2008	98.97%*
	January 2009 — April 2009	100.00%*

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

High Income Portfolio

The following information is provided with respect to the ordinary income distributions paid by High Income Portfolio of Managed Account Series during the fiscal year ended April 30, 2009:

Interest-Related Dividends for Non-U.S. Residents
Month Paid:	May 2008 — December 2008	82.95%*
	January 2009 — April 2009	81.61%*

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Global SmallCap Portfolio

The following information is provided with respect to the ordinary income distributions paid by Global SmallCap Portfolio of Managed Account Series during the fiscal year ended April 30, 2009:

	Record Date	July 16, 2008
	Payable Date	July 18, 2008
Qualified Dividend Income for Individuals		45.36%*
Dividends Qualifying for the Dividends Received Deduction for Corporations		3.70%*
Foreign Source Income		100.00%*
Foreign Taxes Paid per Share		$0.009167
Short-Term Capital Gain Dividends for Non-U.S. Residents		1.38%**

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The Portfolio hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolio distributed long-term capital gains of $0.236787 per share to shareholders of record on July 16, 2008.

The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Mid Cap Value Opportunities Portfolio

The following information is provided with respect to the ordinary income distributions paid by Mid Cap Value Opportunities Portfolio of Managed
Account Series during the fiscal year ended April 30, 2009:

	Record Date	July 16, 2008	December 10, 2008
	Payable Date	July 18, 2008	December 12, 2008
Qualified Dividend Income for Individuals		89.89%*	69.23%*
Dividends Qualifying for the Dividends Received Deduction for Corporations		88.47%*	68.61%*
* The Portfolio hereby designates the percentage indicated above or the maximum amount allowable by law.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Officers and Trustees
Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Trustees[1]
Robert M. Hernandez	Chairman of the	Since	Formerly Director, Vice Chairman and Chief Financial Officer of USX	35 Funds	ACE Limited
40 East 52nd Street	Board, Trustee	2007	Corporation (energy and steel business) from 1991 to 2001.	101 Portfolios	(insurance company);
New York, NY 10022	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 Funds	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Trustee and		Parkinson’s Research since 2000; Formerly Director of BTG
1941	Member of the		International Plc (a global technology commercialization company)
	Audit Committee		from 2001 to 2007.
James H. Bodurtha	Trustee	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	35 Funds	None
40 East 52nd Street		2005	and formerly Executive Vice President thereof from 1996 to 2003;	101 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Trustee	Since	Formerly Trustee and Member of the Governance Committee, State	35 Funds	None
40 East 52nd Street		2007	Street Research Mutual Funds from 1997 to 2005; Formerly Board	101 Portfolios
New York, NY 10022			Member of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Trustee	Since	Managing General Partner, The Burton Partnership, LP (an investment	35 Funds	Knology, Inc. (tele-
40 East 52nd Street		2007	partnership) since 1979; Managing General Partner, The South Atlantic	101 Portfolios	communications);
New York, NY 10022			Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944			of the Florida State Board of Administration from 2001 to 2007.		(financial)
Honorable	Trustee	Since	Partner and Head of International Practice, Covington and Burling	35 Funds	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	101 Portfolios	communications);
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas		Global Specialty
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,		Metallurgical (metal-
1943			Chicago Climate Exchange (environmental) since 2006; Member of the		lurgical industry);
			International Advisory Board GML (energy) since 2003.		UPS Corporation
(delivery service)
Kenneth A. Froot	Trustee	Since	Professor, Harvard University since 1992.	35 Funds	None
40 East 52nd Street		2005		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Trustee	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly	35 Funds	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003; Formerly	101 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco,		Corporation (auto
1943			Inc. (energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)
Roberta Cooper Ramo	Trustee	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm)	35 Funds	None
40 East 52nd Street		2005	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	101 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1942			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from
1995 to 1996.

50 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Officers and Trustees (continued)
Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Trustees[1] (concluded)
Jean Margo Reid	Trustee	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	35 Funds	None
40 East 52nd Street		2007	Inc. (holding company) since 1998; Director and Secretary, SCB	101 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.
David H. Walsh	Trustee	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 Funds	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources at the	101 Portfolios
New York, NY 10022			University of Wyoming since 2006; Director, The American Museum
1941			of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society
from 1998 to 2005.
Richard R. West	Trustee	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	35 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of directors of other legacy
MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001;
Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh,
2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	175 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	285 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.
Laurence D. Fink	Trustee	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities since	101 Portfolios
New York, NY 10022			1988 and Chairman of the Executive and Management Committees;
1952			Formerly Managing Director, The First Boston Corporation, Member of
its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs
Committee and a member of the Executive Committee, the Ad Hoc
Committee on Board Governance, and the Committee on Trustees; Co-
Chairman of the NYU Hospitals Center Board of Trustees, Chairman of
the Development/Trustee Stewardship Committee and Chairman of the
Finance Committee; Trustee, The Boys’ Club of New York.
Henry Gabbay	Trustee	Since	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly	175 Funds	None
40 East 52nd Street		2007	Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly	285 Portfolios
New York, NY 10022			Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; Formerly President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Fund Trustees[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	and Chief	2007	Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from
New York, NY 10022	Executive	1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
New York, NY 10022
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial	2007	of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.)
New York, NY 10022	Officer	from 1992 to 2006.
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001
New York, NY 10022	Officer	to 2004.
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund serve at the pleasure of the Board of Trustees.
Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
State Street Bank		PNC Global Investment	State Street Bank and	Public Accounting Firm	Willkie Farr & Gallagher LLP
and Trust Company[2]		Servicing (U.S.) Inc.	Trust Company	Deloitte & Touche LLP	New York, NY 10019
Boston, MA 02101		Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540
Brown Brothers Harriman & Co.[3]
Boston, MA 02101

2 For U.S. Mortgage Portfolio and High Income Portfolio.
3 For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

52 MANAGED ACCOUNT SERIES

APRIL 30, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related
rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM – 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54 MANAGED ACCOUNT SERIES

APRIL 30, 2009

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES

APRIL 30, 2009

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other informa-
tion herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained
BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Managed Account Series

100 Bellevue Parkway

Wilmington, DE 19809

#MAS-4/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	Year End	End	End	End	End	End	End	End
Global SmallCap	$26,700	$26,300	$0	$0	$13,651	$8,769	$1,028	$1,049
Portfolio
High Income Portfolio	$29,300	$26,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Mid Cap Value	$26,500	$26,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Opportunities Portfolio
U.S. Mortgage
Portfolio	$29,300	$26,300	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
Global SmallCap Portfolio	$422,179	$288,549
High Income Portfolio	$414,628	$288,549
Mid Cap Value Opportunities
Portfolio	$414,628	$288,549
U.S. Mortgage Portfolio	$414,628	$288,549

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
Managed Account Series

Date: June 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 19, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 19, 2009